EXHIBIT 99.1
                                                                    ------------

                                                       [LOGO OF PHOENIX]
                                                                 PHOENIX

                                                    FINANCIAL SUPPLEMENT

                                             The Phoenix Companies, Inc.

                                                      September 30, 2008

THE PHOENIX COMPANIES, INC.
FINANCIAL SUPPLEMENT

WALL STREET COVERAGE                                             TRANSFER AGENT AND REGISTRAR
FIRM                              ANALYST                        For information or assistance regarding your account, please
Barclays Capital                  Eric Berg                      contact our transfer agent and registrar:
Citigroup                         Keith Walsh                    The Phoenix Companies, Inc. C/O BNY Mellon Shareowner Services
Credit Suisse Securities (USA)    Tom Gallagher                  P.O. Box 358015, Pittsburgh, PA 15258
Dowling & Partners                Paul Goulekas / Sean Rourke    Toll-free: 1-800-490-4258 Int'l: 201-680-6823
JP Morgan                         Jimmy Bhullar                  TDD: 800-231-5469, Int'l TDD: 201-680-6610
Keefe Bruyette & Woods, Inc.      Jukka Lipponen                 E-mail: shrrelations@bnymellon.com
Langen McAlenney                  Robert Glasspiegel             Web: www.bnymellon.com/shareowner/isd
Merrill Lynch                     Edward Spehar
Raymond James & Associates        Steven Schwartz
UBS                               Andrew Kligerman

                                                                 FOR MORE INFORMATION
                                                                 To receive additional information, including financial supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations
                                                                 Section on our Web site at Phoenixwm.com or contact our Investor
                                                                 Relations Department at:

SHAREHOLDER INFORMATION
SECURITY LISTINGS                                                     The Phoenix Companies, Inc.
The common stock of The Phoenix Companies, Inc. is traded             Investor Relations
on the New York Stock Exchange (NYSE) under the                       One American Row
symbol "PNX." Our 7.45 percent bond is traded on the                  P.O. Box 5056, Hartford, CT 06102-5056
NYSE under the symbol "PFX."                                          Phone: 1-860-403-7100
                                                                      Fax: 1-860-403-7880
                                                                      e-mail: pnx.ir@phoenixwm.com

For more information on our products and services, call your Phoenix representative or visit our Web site at Phoenixwm.com.

In managing our business, we analyze our performance on the basis of "operating income" which does not equate to net income as determined in accordance with GAAP. Rather, it is the measure of profit or loss used by our management to evaluate performance, allocate resources and manage our operations. We believe that operating income, and measures that are derived from or incorporate operating income, are appropriate measures that are useful to investors as well, because they identify the earnings of, and underlying profitability factors affecting, the ongoing operations of our business. Operating income is calculated by excluding realized investment gains (losses) and certain other items because we do not consider them to be related to our operating performance. The size and timing of realized investment gains (losses) are often subject to our discretion. Certain other items are also excluded from operating income if, in our opinion, they are not indicative of overall operating trends. The criteria used to identify an item that will be excluded from operating income include: whether the item is infrequent and is material to our income; or whether it results from a change in regulatory requirements, or relates to other unusual circumstances. Items excluded from operating income may vary from period to period. Because these items are excluded based on our discretion, inconsistencies in the application of our selection criteria may exist. Some of these items may be significant components of net income in accordance with GAAP. Accordingly, operating income, and other measures that are derived from or incorporate operating income, are not substitutes for net income, or measures that are derived from or incorporate net income, determined in accordance with GAAP and may be different from similarly titled measures of other companies.

Within our Asset Management segment, we also consider earnings before interest, taxes, depreciation and amortization ("EBITDA"). Our management believes EBITDA provides additional perspective on the operating efficiency and profitability of the Asset Management segment. EBITDA represents pre-tax operating income before depreciation and amortization of goodwill and intangibles.

Total operating return on equity ("ROE") is an internal performance measure used in the management of our operations, including our compensation plans and planning processes. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of historic capital. ROE is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R and discontinued operations. Total operating return on tangible equity ("return on tangible equity") is also an internal performance measure used in the evaluation of our operations. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of current capital. Return on tangible equity is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R, discontinued operations and the carrying value of goodwill and intangible assets.

                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                           SEPTEMBER 2008 (UNAUDITED)

                                TABLE OF CONTENTS
                                -----------------

FINANCIAL HIGHLIGHTS...................................................................  1
FINANCIAL HIGHLIGHTS...................................................................  2
LIFE AND ANNUITY EARNINGS SUMMARY......................................................  4
  VARIABLE UNIVERSAL LIFE..............................................................  6
  UNIVERSAL LIFE / INTEREST SENSITIVE..................................................  8
  LIFE AND PRIVATE PLACEMENT SALES..................................................... 10
  ANNUITIES............................................................................ 12
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION............................................. 14
ASSET MANAGEMENT....................................................................... 16
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT................................. 18
VENTURE CAPITAL SEGMENT................................................................ 20
CORPORATE AND OTHER.................................................................... 21
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT......................................... 23
CONSOLIDATING THIRD QUARTER 2008 INCOME STATEMENT...................................... 25
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY.................................... 26
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY........................................... 27
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS...................................... 28
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES................................... 30
EFFECT OF CHANGE IN ACCOUNTING......................................................... 32

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Third Quarter 2008 (unaudited)
(amount in millions, except per share data)

For the Period Ended:                                                                        December 31,
                                                          YTD September  ----------------------------------------------------------
                                                               2008           2007           2006          2005            2004
                                                          -------------  -------------  -------------  -------------  -------------
BALANCE SHEET INFORMATION
General Account Invested Assets                            $  14,463.5    $  15,814.5    $  16,107.8    $  16,717.2    $  17,334.6
Separate Account Assets                                        9,830.8       10,820.3        9,458.6        7,722.2        6,950.3
Total Assets                                                  28,167.8       30,221.4       29,012.6       27,712.3       28,359.3
Indebtedness                                                     467.0          627.7          685.4          751.9          690.8
Total Stockholders' Equity                                     1,527.3        2,279.0        2,231.5        2,007.1        2,022.4
Total Stockholders' Equity, excluding SFAS 115,
  other accumulated OCI and FIN 46-R                       $   2,111.7    $   2,470.0    $   2,360.0    $   2,118.9    $   2,018.5
Average Equity, excluding other accumulated OCI,
  FIN 46-R and Discontinued Operations (1)                 $   2,425.0    $   2,399.9    $   2,239.4    $   2,017.1
Total Operating Return on Equity (1)                            -16.77%          5.38%          3.68%          4.99%
Average Tangible Common Equity (2)                         $   1,698.2    $   1,703.1    $   1,516.8    $   1,280.4
Total Operating Return on Average Tangible Equity (2)           -23.95%          7.94%          5.74%          7.86%

Debt to Total Capitalization (4)                                  18.1%          20.3%          22.5%          26.2%          25.5%

Book Value Per Share                                       $     13.35    $     19.94    $     19.63    $     21.10    $     21.32
Book Value Per Share, excluding SFAS 115
  and other accumulated OCI                                $     17.97    $     21.15    $     20.29    $     21.72    $     20.70
Book Value Per Share, excluding SFAS 115,
  other accumulated OCI and FIN 46-R                       $     18.46    $     21.61    $     20.76    $     22.28    $     21.27
Period-end Common Shares Outstanding                             114.4          114.3          113.7           95.1           94.9
                                                          =============  =============  =============   ============  =============

===================================================================================================================================

INDEBTEDNESS:
Surplus Notes                                              $     174.0    $     174.0    $     174.0    $     204.2    $     204.1
Senior Unsecured Bonds - due 2008                                               153.7          153.7          153.7          153.7
Senior Unsecured Bonds - due 2032                                293.0          300.0          300.0          300.0          300.0
Interest Rate Swap                                                                               0.5            2.0            8.0
Bank Credit Facility                                                                                           25.0           25.0
Other                                                                                           57.2           67.0
                                                          -------------  -------------  -------------   ------------  -------------
Total Indebtedness                                         $     467.0    $     627.7    $     685.4    $     751.9    $     690.8
                                                          =============  =============  =============   ============  =============

===================================================================================================================================

STATUTORY FINANCIAL DATA FOR PHOENIX LIFE INSURANCE
  COMPANY (3)
Capital, Surplus and Surplus Notes                         $     704.6    $     848.1    $     932.4    $     885.5    $     814.6
Asset Valuation Reserve (AVR)                                    130.6          192.6          187.9          210.8          213.6
                                                          -------------  -------------  -------------   ------------  -------------
Capital, Surplus, Surplus Notes and AVR                    $     835.2    $   1,040.7    $   1,120.3    $   1,096.3    $   1,028.2
                                                          =============  =============  =============   ============  =============
Policyholder Dividend Liability                            $     366.9    $     355.6    $     348.9    $     356.1    $     403.3
Interest Maintenance Reserve                               $     (44.1)   $     (44.4)   $     (44.3)   $     (23.1)   $     (31.3)
Statutory Gain From Operations                             $      20.7    $     115.2    $     131.6    $     106.2    $      35.1
Statutory Net Income (Loss)                                $     (68.1)   $      80.0    $     162.0    $      61.0    $      47.1
                                                          =============

(1) This average equity is used for the calculation of total operating return on equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R and the equity of discontinued operations.

(2) This average equity is used for the calculation of total operating return on tangible equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R, the equity of discontinued operations and the carrying value of goodwill and intangible assets.

(3) Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance Department of the State of New York. September 2008 amounts are preliminary.

(4) This debt to total capitalization is based on total stockholders' equity, excluding SFAS 115, other accumulated OCI and FIN 46-R.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Third Quarter 2008 (unaudited)
(amount in millions, except per share data)

                                                   YTD September                                December 31,
                                           ----------------------------  ----------------------------------------------------------
                                                2008           2007           2007           2006          2005            2004
                                           -------------  -------------  -------------  -------------  -------------  -------------
INCOME STATEMENT SUMMARY

OPERATING INCOME
Life Insurance (1) (2)                      $     124.6    $     138.3    $     185.6    $     202.6    $     180.5    $     130.1
Annuities (2)                                     (12.5)          17.4           20.5            4.0           12.0           12.7
                                           -------------  -------------  -------------  -------------  -------------  -------------
Life and Annuity Segment                          112.1          155.7          206.1          206.6          192.5          142.8
Asset Management Segment                         (445.0)           5.5            7.4          (28.6)         (10.5)           0.1
Venture Capital Segment                                                                                        14.8           19.3
Corporate and Other                               (58.0)         (36.8)         (47.6)         (62.0)         (71.3)         (60.8)
                                           -------------  -------------  -------------  -------------  -------------  -------------
TOTAL OPERATING INCOME, BEFORE
  INCOME TAXES                                   (390.9)         124.4          165.9          116.0          125.5          101.4
Applicable Income Taxes                           (88.0)          23.8           36.9           33.5           24.9           22.5
                                           -------------  -------------  -------------  -------------  -------------  -------------
TOTAL OPERATING INCOME                           (302.9)         100.6          129.0           82.5          100.6           78.9
Net Realized Investment Gains (Losses)            (41.8)          12.0           (8.9)          21.8           25.5           11.8
Realized Gains (Losses) - Investments
  Pledged as Collateral Consolidated
  Under FIN 46-R                                   (3.0)           0.6            1.0           (1.0)           1.3          (12.9)
Realized and Unrealized Gains (Losses)
  on Equity Investment in Aberdeen                                                                             (7.0)          55.9
Share of Aberdeen's Extraordinary Charge
  for FSA Settlement                                                                                                         (14.7)
Surplus Notes Tender Costs                                                                                                    (6.4)
Management Restructuring and Early
  Retirement Costs                                                                              (9.1)         (12.5)         (21.9)
                                           -------------  -------------  -------------  -------------  -------------  -------------
INCOME (LOSS) FROM CONTINUING OPERATIONS         (347.7)         113.2          121.1           94.2          107.9           90.7
Income (Loss) from Discontinued
  Operations                                                       1.2           (3.5)           1.1            0.5           (4.3)
                                           -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME (LOSS)                           $    (347.7)   $     114.4    $     117.6    $      95.3    $     108.4    $      86.4
                                           =============  =============  =============  =============  =============  =============

===================================================================================================================================

EARNINGS PER SHARE
BASIC
Weighted-Average Shares Outstanding               114.4          114.0          114.1          110.9           95.0           94.7
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Operating Income Per Share            $     (2.65)   $      0.88    $      1.13    $      0.74    $      1.06    $      0.83
Net Income (Loss) Per Share                 $     (3.04)   $      1.00    $      1.03    $      0.86    $      1.14    $      0.91

DILUTED
Weighted-Average Shares Outstanding and
  Dilutive Potential Common Shares (3)            114.4          115.7          116.0          113.2          102.4          100.8
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Operating Income Per Share            $     (2.65)   $      0.87    $      1.11    $      0.73    $      0.98    $      0.78
Net Income (Loss) Per Share                 $     (3.04)   $      0.99    $      1.01    $      0.84    $      1.06    $      0.86
                                           =============

(1) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

(2) Effective the second quarter of 2008 the Alternative Retirement Solutions line of business was reclassified from annuities to other life. Comparable amounts have been adjusted for all periods presented.

(3) For the nine months ended September 30, 2008, the weighted average common shares outstanding and dilutive potential common shares were 116.5 million, which were used to calculate operating income per share. For the calculation of net loss per share, dilutive potential shares were not included because their effect would have been anti-dilutive.

THE PHOENIX COMPANIES, INC.
INCOME STATEMENT
Third Quarter 2008 (unaudited)
(amount in millions, except per share data)

Quarters ended
                                                               2007                                         2008
                                        --------------------------------------------------  ------------------------------------
                                           March        June      September     December       March        June      September
                                        -----------  ----------  -----------  ------------  -----------  ----------  -----------
OPERATING INCOME
Life Insurance (1) (2)                   $    53.0   $    42.0    $    43.3    $     47.3    $    37.4    $   44.4    $    42.8
Annuities                                      6.9         5.2          5.3           3.1         (4.1)        1.1         (9.5)
                                        -----------  ----------  -----------  ------------  -----------  ----------  -----------
Life and Annuity Segment                      59.9        47.2         48.6          50.4         33.3        45.5         33.3
Asset Management Segment                       0.6         2.3          2.6           1.9        (13.3)       (4.0)      (427.7)
Corporate and Other                           (9.2)      (16.2)       (11.4)        (10.8)       (20.6)      (21.1)       (16.3)
                                        -----------  ----------  -----------  ------------  -----------  ----------  -----------
TOTAL OPERATING INCOME (LOSS),
  BEFORE INCOME TAXES                         51.3        33.3         39.8          41.5         (0.6)       20.4       (410.7)
Applicable Income Taxes (Benefit)             15.8         1.7          6.3          13.1         (0.5)        5.6        (93.1)
                                        -----------  ----------  -----------  ------------  -----------  ----------  -----------
TOTAL OPERATING INCOME (LOSS)                 35.5        31.6         33.5          28.4         (0.1)       14.8       (317.6)
Net Realized Investment
  Gains (Losses)                              12.2        (1.0)         0.8         (20.9)       (15.1)       (9.2)       (17.5)
Realized Gains (Losses) - Investments
  Pledged as Collateral Consolidated
  Under FIN 46-R                               0.2        (0.1)         0.5           0.4          0.8         0.6         (4.4)
                                        -----------  ----------  -----------  ------------  -----------  ----------  -----------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS                                  47.9        30.5         34.8           7.9        (14.4)        6.2       (339.5)
Gain (Loss) from Discontinued
  Operations                                   0.8         0.4                       (4.7)
                                        -----------  ----------  -----------  ------------  -----------  ----------  -----------
NET INCOME (LOSS)                        $    48.7   $    30.9    $    34.8    $      3.2    $   (14.4)   $    6.2    $  (339.5)
                                        ===========  ==========  ===========  ============  ===========  ==========  ===========

================================================================================================================================

EARNINGS PER SHARE
BASIC
Weighted-Average Shares Outstanding          113.8       114.1        114.2         114.2        114.3       114.4        114.4
                                        -----------  ----------  -----------  ------------  -----------  ----------  -----------
Total Operating Income Per Share         $    0.31   $    0.28    $    0.29    $     0.25    $   (0.00)   $   0.13    $   (2.78)
Net Income (Loss) Per Share              $    0.43   $    0.27    $    0.30    $     0.03    $   (0.13)   $   0.05    $   (2.97)

DILUTED
Weighted-Average Shares Outstanding
  and Dilutive Potential Common Shares       115.1       115.6        115.8         115.8        114.3       116.0        114.4
                                        -----------  ----------  -----------  ------------  -----------  ----------  -----------
Total Operating Income Per Share         $    0.30   $    0.27    $    0.29    $     0.24    $   (0.00)   $   0.13    $   (2.78)
Net Income (Loss) Per Share              $    0.42   $    0.27    $    0.30    $     0.03    $   (0.13)   $   0.05    $   (2.97)
                                                                                                                     ===========

(1) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

(2) Effective the second quarter of 2008 the Alternative Retirement Solutions line of business was reclassified from annuities to other life. Comparable amounts have been adjusted for all periods presented.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Third Quarter 2008 (unaudited)
($ in millions)

                                                   YTD September                                December 31,
                                           ----------------------------  ----------------------------------------------------------
                                                2008           2007           2007           2006          2005            2004
                                           -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME (3)
Variable Universal Life                     $      22.2    $      31.5    $      42.0    $      54.6    $      69.6    $      35.7
Universal Life (1)                                 40.5           38.2           49.0           44.4           47.9           34.4
Other Life and Annuity (2) (4)                     (8.1)           0.7           (0.2)           2.6            1.5            1.6
                                           -------------  -------------  -------------  -------------  -------------  -------------
TOTAL CORE LIFE INSURANCE                          54.6           70.4           90.8          101.6          119.0           71.7
                                           -------------  -------------  -------------  -------------  -------------  -------------
Traditional Life, excluding Closed Block           22.6           17.8           27.8           31.2          (11.7)         (18.3)
Traditional Life, Closed Block                     47.4           50.1           67.0           69.8           73.2           76.7
                                           -------------  -------------  -------------  -------------  -------------  -------------
TOTAL TRADITIONAL LIFE                             70.0           67.9           94.8          101.0           61.5           58.4
                                           -------------  -------------  -------------  -------------  -------------  -------------
TOTAL, LIFE INSURANCE                             124.6          138.3          185.6          202.6          180.5          130.1
Annuities (4)                                     (12.5)          17.4           20.5            4.0           12.0           12.7
                                           -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME, BEFORE INCOME TAXES             112.1          155.7          206.1          206.6          192.5          142.8
Allocated Income Taxes                             27.1           45.2           63.1           65.4           51.3           36.4
                                           -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME                                   85.0          110.5          143.0          141.2          141.2          106.4
Net Realized Investment Gains (Losses)            (33.8)           3.5           (1.6)          (1.0)          22.7           (2.5)
Management Restructuring and
  Early Retirement Costs                                                                                       (0.1)          (7.3)
                                           -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME                                  $      51.2    $     114.0    $     141.4    $     140.2    $     163.8    $      96.6
                                           =============  =============  =============  =============  =============  =============

(1) Universal Life includes interest sensitive whole life contracts.

(2) Other Life and Annuity includes WS Griffith prior to 2005.

(3) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

(4) Effective the second quarter of 2008 the Alternative Retirement Solutions line of business was reclassified from annuities to other life. Comparable amounts have been adjusted for all periods presented.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Third Quarter 2008 (unaudited)
($ in millions)

Quarters ended
                                                               2007                                         2008
                                        --------------------------------------------------  ------------------------------------
                                           March        June      September     December       March        June      September
                                        -----------  ----------  -----------  ------------  -----------  ----------  -----------
OPERATING INCOME (2)
Variable Universal Life                  $     8.9   $    10.8    $    11.8    $     10.5    $     7.1    $    9.3    $     5.8
Universal Life (1)                            14.5        14.3          9.4          10.8          9.2        13.1         18.2
Other Life and Annuity (3)                     0.3         0.6         (0.2)         (0.8)        (1.7)       (1.9)        (4.5)
                                        -----------  ----------  -----------  ------------  -----------  ----------  -----------
TOTAL CORE LIFE INSURANCE                     23.7        25.7         21.0          20.5         14.6        20.5         19.5
                                        -----------  ----------  -----------  ------------  -----------  ----------  -----------
Traditional Life, excluding
  Closed Block                                12.6        (0.5)         5.6          10.0          7.1         8.0          7.5
Traditional Life, Closed Block                16.7        16.8         16.7          16.8         15.7        15.9         15.8
                                        -----------  ----------  -----------  ------------  -----------  ----------  -----------
TOTAL TRADITIONAL LIFE                        29.3        16.3         22.3          26.8         22.8        23.9         23.3
                                        -----------  ----------  -----------  ------------  -----------  ----------  -----------
TOTAL, LIFE INSURANCE                         53.0        42.0         43.3          47.3         37.4        44.4         42.8
Annuities (3)                                  6.9         5.2          5.3           3.1         (4.1)        1.1         (9.5)
                                        -----------  ----------  -----------  ------------  -----------  ----------  -----------
OPERATING INCOME, BEFORE INCOME TAXES         59.9        47.2         48.6          50.4         33.3        45.5         33.3
Allocated Income Taxes                        18.5        15.5         11.2          17.9         12.1        15.3         (0.4)
                                        -----------  ----------  -----------  ------------  -----------  ----------  -----------
OPERATING INCOME                              41.4        31.7         37.4          32.5         21.2        30.2         33.7
Net Realized Investment Gains (Losses)         0.4         0.6          2.5          (5.1)       (12.8)       (0.9)       (20.3)
                                        -----------  ----------  -----------  ------------  -----------  ----------  -----------
NET INCOME                               $    41.8   $    32.3    $    39.9    $     27.4    $     8.4    $   29.3    $    13.4
                                        ===========  ==========  ===========  ============  ===========  ==========  ===========

(1) Universal Life includes interest sensitive whole life contracts.

(2) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

(3) Effective the second quarter of 2008 the Alternative Retirement Solutions line of business was reclassified from annuities to other life. Comparable amounts have been adjusted for all periods presented.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Third Quarter 2008 (unaudited)
($ in millions)

                                                   YTD September                                December 31,
                                           ----------------------------  ----------------------------------------------------------
                                                2008           2007           2007           2006          2005            2004
                                           -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME (2)
Fees                                        $      25.8    $      23.9    $      32.4    $      26.6    $      32.5    $      29.6
Cost of Insurance (COI)                            64.4           60.6           81.9           77.8           76.7           74.6
Interest Earned                                     7.3            7.4            9.9            9.2            6.3            5.9
Surrender Charges                                   3.6            5.4            6.6            6.7            7.1            6.9
                                           -------------  -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                    101.1           97.3          130.8          120.3          122.6          117.0
                                           -------------  -------------  -------------  -------------  -------------  -------------
Net Death and Disability Benefits                  30.7           21.3           28.9           36.0           28.5           30.5
Interest Credited                                   5.0            4.2            5.8            4.8            4.6            3.7
DAC Amortized                                      24.8           21.7           28.8            1.3           (4.4)          22.2
Operating Expenses                                 18.4           18.6           25.3           23.6           24.3           24.9
                                           -------------  -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                     78.9           65.8           88.8           65.7           53.0           81.3
                                           -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME BEFORE TAX                 $      22.2    $      31.5    $      42.0    $      54.6    $      69.6    $      35.7
                                           =============  =============  =============  =============  =============  =============

===================================================================================================================================

OPERATING EXPENSES
Commissions and Concessions                 $      12.0    $      11.1    $      15.8    $      13.5    $      13.6    $      16.3
Controllable Expenses and Other                    25.3           24.4           34.2           29.7           26.8           34.0
                                           -------------  -------------  -------------  -------------  -------------  -------------
TOTAL CURRENT EXPENSES                             37.3           35.5           50.0           43.2           40.4           50.3
Deferred Acquisition Costs                        (18.9)         (16.9)         (24.7)         (19.6)         (16.1)         (25.4)
                                           -------------  -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                          $      18.4    $      18.6    $      25.3    $      23.6    $      24.3    $      24.9
                                           =============  =============  =============  =============  =============  =============

===================================================================================================================================

FUNDS UNDER MANAGEMENT (FUM)
  Deposits, excluding Private Placement     $     106.8    $     107.6    $     153.8    $     149.0    $     171.4    $     185.4
  Surrenders, excluding Private Placement         (86.2)         (78.7)        (102.1)         (85.9)         (84.4)         (60.6)
                                           -------------  -------------  -------------  -------------  -------------  -------------
     Net Sales, excluding Private
        Placement                                  20.6           28.9           51.7           63.1           87.0          124.8
     Private Placement, Net Sales                  57.6           26.0           50.4            1.0           36.7           45.3
                                           -------------  -------------  -------------  -------------  -------------  -------------
  TOTAL NET SALES                                  78.2           54.9          102.1           64.1          123.7          170.1
  Deaths                                           (4.0)         (18.2)         (19.6)          (4.7)          (3.6)          (2.2)
  Interest Credited                              (355.7)         196.7          195.3          259.9          141.5          170.0
  Acquisitions (Dispositions)                      11.2                         218.8
  Fees                                            (25.5)         (23.6)         (33.5)         (30.4)         (30.3)         (31.0)
  Cost of Insurance                               (62.8)         (58.7)         (79.9)         (75.8)         (74.6)         (72.4)
                                           -------------  -------------  -------------  -------------  -------------  -------------
     Change in FUM                               (358.6)         151.1          383.2          213.1          156.7          234.5
Beginning Balance                               2,696.1        2,312.9        2,312.9        2,099.8        1,943.1        1,708.6
                                           -------------  -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                         $   2,337.5    $   2,464.0    $   2,696.1    $   2,312.9    $   2,099.8    $   1,943.1
                                           =============  =============  =============  =============  =============  =============

Gross Life Insurance In Force (1)           $  24,760.0    $  24,138.8    $  24,714.2    $  24,164.6    $  24,767.7    $  25,382.0
                                           =============  =============  =============  =============  =============  =============

(1) 2006, 2005 and 2004 face amounts updated to include the term rider face amounts for all variable universal life products.

(2) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Third Quarter 2008 (unaudited)
($ in millions)

Quarters ended
                                                            2007                                             2008
                                   ------------------------------------------------------  ----------------------------------------
                                       March         June        September     December        March         June        September
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
PRE-TAX INCOME (2)
Fees                                $      8.0    $      8.1    $      7.8    $      8.5    $      8.3    $      9.2    $      8.3
Cost of Insurance (COI)                   20.3          20.1          20.2          21.3          21.3          21.6          21.5
Interest Earned                            2.4           2.4           2.6           2.5           2.4           2.7           2.2
Surrender Charges                          2.1           1.4           1.9           1.2           1.6           1.4           0.6
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
TOTAL REVENUES                            32.8          32.0          32.5          33.5          33.6          34.9          32.6
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

Net Death and Disability Benefits          8.6           6.0           6.7           7.6          11.6           7.5          11.6
Interest Credited                          1.4           1.4           1.4           1.6           1.6           1.7           1.7
DAC Amortized                              7.6           6.7           7.4           7.1           6.8          10.2           7.8
Operating Expenses                         6.3           7.1           5.2           6.7           6.5           6.2           5.7
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
TOTAL EXPENSES                            23.9          21.2          20.7          23.0          26.5          25.6          26.8
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

OPERATING INCOME BEFORE TAX         $      8.9    $     10.8    $     11.8    $     10.5    $      7.1    $      9.3    $      5.8
                                   ============  ============  ============  ============  ============  ============  ============

===================================================================================================================================

OPERATING EXPENSES
Commissions and Concessions         $      4.3    $      3.5    $      3.3    $      4.7    $      4.4    $      3.6    $      4.0
Controllable Expenses and Other            9.3           8.5           6.6           9.8           8.0           8.4           8.9
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
TOTAL CURRENT EXPENSES                    13.6          12.0           9.9          14.5          12.4          12.0          12.9
Deferred Acquisition Costs                (7.3)         (4.9)         (4.7)         (7.8)         (5.9)         (5.8)         (7.2)
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
OPERATING EXPENSES                  $      6.3    $      7.1    $      5.2    $      6.7    $      6.5    $      6.2    $      5.7
                                   ============  ============  ============  ============  ============  ============  ============

===================================================================================================================================

FUNDS UNDER MANAGEMENT (FUM)
  Deposits, excluding Private
     Placement                      $     40.2    $     34.7    $     32.7    $     46.2    $     38.1    $     34.7    $     34.0
  Surrenders, excluding Private
     Placement                           (24.1)        (26.1)        (28.5)        (23.4)        (24.2)        (34.8)        (27.2)
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
     Net Sales, excluding Private
        Placement                         16.1           8.6           4.2          22.8          13.9          (0.1)          6.8
     Private Placement, Net Sales          8.8          10.8           6.4          24.4           3.8          41.9          11.9
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
  TOTAL NET SALES                         24.9          19.4          10.6          47.2          17.7          41.8          18.7
  Deaths                                  (3.3)         (6.6)         (8.3)         (1.4)         (1.0)         (1.4)         (1.6)
  Interest Credited                       58.1         112.7          25.9          (1.4)       (116.9)         11.3        (250.1)
  Acquisitions (Dispositions)                                                      218.8                                      11.2
  Fees                                    (8.1)         (8.4)         (7.1)         (9.9)         (8.8)         (9.2)         (7.5)
  Cost of Insurance                      (19.8)        (19.6)        (19.3)        (21.2)        (20.8)        (21.1)        (20.9)
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
     Change in FUM                        51.8          97.5           1.8         232.1        (129.8)         21.4        (250.2)
Beginning Balance                      2,312.9       2,364.7       2,462.2       2,464.0       2,696.1       2,566.3       2,587.7
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
ENDING FUND BALANCE                 $  2,364.7    $  2,462.2    $  2,464.0    $  2,696.1    $  2,566.3    $  2,587.7    $  2,337.5
                                   ============  ============  ============  ============  ============  ============  ============

Gross Life Insurance In Force (1)   $ 24,320.5    $ 24,171.0    $ 24,138.8    $ 24,714.2    $ 24,796.6    $ 24,845.0    $ 24,760.0
                                   ============  ============  ============  ============  ============  ============  ============

(1) 2007 face amounts updated to include the term rider face amounts for all variable universal life products.

(2) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Third Quarter 2008 (unaudited)
($ in millions)

                                                   YTD September                                December 31,
                                           ----------------------------  ----------------------------------------------------------
                                                2008           2007           2007           2006          2005            2004
                                           -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME (1)
Fees                                        $      32.4    $      23.4    $      36.2    $      27.8    $      17.9    $      19.1
Cost of Insurance (COI)                           258.7          181.3          258.9          184.9          109.9           90.7
Interest Earned                                    90.2           92.5          123.9          116.5          108.7          100.4
Surrender Charges                                   3.6            2.2            3.5            3.7            3.2            3.2
                                           -------------  -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                    384.9          299.4          422.5          332.9          239.7          213.4
                                           -------------  -------------  -------------  -------------  -------------  -------------

Net Death and Disability Benefits                 120.2           95.1          138.7          103.5           61.8           58.4
Interest Credited                                  72.8           63.4           86.4           79.6           74.5           74.6
DAC Amortized                                      96.1           60.3           87.0           59.6           17.9           20.3
Operating Expenses                                 55.3           42.4           61.4           45.8           37.6           25.7
                                           -------------  -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                    344.4          261.2          373.5          288.5          191.8          179.0
                                           -------------  -------------  -------------  -------------  -------------  -------------

OPERATING INCOME BEFORE TAX                 $      40.5    $      38.2    $      49.0    $      44.4    $      47.9    $      34.4
                                           =============  =============  =============  =============  =============  =============

===================================================================================================================================

OPERATING EXPENSES
Commissions and Concessions                 $     163.2    $      92.5    $     157.9    $     104.9    $      51.1    $      24.9
Controllable Expenses and Other                   145.0          154.3          257.4          176.1           96.5           64.3
                                           -------------  -------------  -------------  -------------  -------------  -------------
TOTAL CURRENT EXPENSES                            308.2          246.8          415.3          281.0          147.6           89.2
Deferred Acquisition Costs                       (252.9)        (204.4)        (353.9)        (235.2)        (110.0)         (63.5)
                                           -------------  -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                          $      55.3    $      42.4    $      61.4    $      45.8    $      37.6    $      25.7
                                           =============  =============  =============  =============  =============  =============

===================================================================================================================================

FUNDS UNDER MANAGEMENT (FUM)
  Deposits                                  $     462.4    $     338.9    $     540.9    $     417.1    $     297.8    $     229.4
  Surrenders                                      (63.4)         (57.4)         (77.0)         (84.7)         (94.1)        (126.2)
                                           -------------  -------------  -------------  -------------  -------------  -------------
     NET SALES                                    399.0          281.5          463.9          332.4          203.7          103.2
  Deaths                                          (20.1)         (17.2)         (22.9)         (20.5)         (22.3)         (16.9)
  Interest Credited                                72.8           63.3           86.3           79.6           78.7           74.6
  Fees                                            (41.3)         (29.9)         (48.6)         (36.6)         (26.8)         (23.5)
  Cost of Insurance                              (258.8)        (181.3)        (258.9)        (184.9)        (109.9)         (90.7)
                                           -------------  -------------  -------------  -------------  -------------  -------------
     Change in FUM                                151.6          116.4          219.8          170.0          123.4           46.7
Beginning Balance                               2,123.9        1,904.1        1,904.1        1,734.1        1,610.7        1,564.0
                                           -------------  -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                         $   2,275.5    $   2,020.5    $   2,123.9    $   1,904.1    $   1,734.1    $   1,610.7
                                           =============  =============  =============  =============  =============  =============

Gross Life Insurance In Force               $  32,610.0    $  24,422.2    $  27,358.2    $  20,402.1    $  16,303.0    $  14,103.7
                                           =============  =============  =============  =============  =============  =============

(1) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Third Quarter 2008 (unaudited)
($ in millions)

Quarters ended                                          2007                                               2008
                             ----------------------------------------------------------  ------------------------------------------
                                 March          June         September      December         March          June         September
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
PRE-TAX INCOME (1)
Fees                         $        6.4   $        7.4   $        9.6   $       12.8   $       11.3   $       10.6   $      10.5
Cost of Insurance (COI)              56.1           59.5           65.7           77.6           81.7           84.8          92.2
Interest Earned                      30.7           30.0           31.8           31.4           30.1           30.2          29.9
Surrender Charges                     0.7            0.8            0.7            1.3            1.3            1.2           1.1
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
TOTAL REVENUES                       93.9           97.7          107.8          123.1          124.4          126.8         133.7
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
Net Death and Disability
   Benefits                          30.1           25.1           39.9           43.6           44.9           39.0          36.3
Interest Credited                    21.0           21.0           21.4           23.0           23.7           24.4          24.7
DAC Amortized                        16.1           22.4           21.8           26.7           25.2           31.3          39.6
Operating Expenses                   12.2           14.9           15.3           19.0           21.4           19.0          14.9
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
TOTAL EXPENSES                       79.4           83.4           98.4          112.3          115.2          113.7         115.5
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
OPERATING INCOME
   BEFORE TAX                $       14.5   $       14.3   $        9.4   $       10.8   $        9.2   $       13.1   $      18.2
                             =============  =============  =============  =============  =============  =============  ============

===================================================================================================================================

OPERATING EXPENSES
Commissions and
   Concessions               $       23.5   $       26.6   $       42.4   $       65.4   $       53.0   $       63.2   $      47.0
Controllable Expenses
   and Other                         38.9           48.1           67.3          103.1           84.6           34.7          25.7
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
TOTAL CURRENT EXPENSES               62.4           74.7          109.7          168.5          137.6           97.9          72.7
Deferred Acquisition
   Costs                            (50.2)         (59.8)         (94.4)        (149.5)        (116.2)         (78.9)        (57.8)
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
OPERATING EXPENSES           $       12.2   $       14.9   $       15.3   $       19.0   $       21.4   $       19.0   $      14.9
                             =============  =============  =============  =============  =============  =============  ============

===================================================================================================================================

FUNDS UNDER MANAGEMENT (FUM)
   Deposits                  $       92.3   $      100.2   $      146.4   $      202.0   $      179.1   $      149.7   $     133.6
   Surrenders                       (21.9)         (19.3)         (16.2)         (19.6)         (19.7)         (23.9)        (19.8)
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
       NET SALES                     70.4           80.9          130.2          182.4          159.4          125.8         113.8
   Deaths                            (8.3)          (4.2)          (4.7)          (5.7)          (9.0)          (8.3)         (2.8)
   Interest Credited                 21.0           21.0           21.3           23.0           23.8           24.3          24.7
   Fees                              (8.2)          (8.9)         (12.8)         (18.7)         (16.4)         (13.4)        (11.5)
   Cost of Insurance                (56.1)         (59.5)         (65.7)         (77.6)         (81.7)         (84.8)        (92.3)
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
       Change in FUM                 18.8           29.3           68.3          103.4           76.1           43.6          31.9
Beginning Balance                 1,904.1        1,922.9        1,952.2        2,020.5        2,123.9        2,200.0       2,243.6
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
ENDING FUND BALANCE          $    1,922.9   $    1,952.2   $    2,020.5   $    2,123.9   $    2,200.0   $    2,243.6   $   2,275.5
                             =============  =============  =============  =============  =============  =============  ============
Gross Life Insurance
   In Force                  $   21,311.6   $   22,575.0   $   24,422.2   $   27,358.2   $   29,774.2   $   31,298.0   $  32,610.0
                             =============  =============  =============  =============  =============  =============  ============

(1) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Third Quarter 2008 (unaudited)
($ in millions)

                                                    YTD September                             December 31,
                                             ---------------------------  -------------------------------------------------------
                                                 2008           2007           2007         2006          2005          2004
                                             ------------- -------------  ------------- ------------- ------------- -------------
LIFE INSURANCE SALES

WHOLESALER CHANNEL
Variable Universal Life                      $       19.0  $       16.2   $       21.9  $       16.7  $       16.1  $       18.2
Universal Life/Interest Sensitive                   203.2         180.3          308.2         221.9         104.4          47.5
Term Life                                            15.7          15.1           22.2          20.3          16.4          15.3
                                             ------------- -------------  ------------- ------------- ------------- -------------
Life Insurance Annualized Premium (1)               237.9         211.6          352.3         258.9         136.9          81.0
                                             ============= =============  ============= ============= ============= =============
Variable Universal Life                               5.2           5.2            8.0           8.6           6.4          10.8
Universal Life/Interest Sensitive                    37.2          39.0           65.0          61.8          49.2          53.2
                                             ------------- -------------  ------------- ------------- ------------- -------------
Life Insurance Single Premium                        42.4          44.2           73.0          70.4          55.6          64.0
                                             ============= =============  ============= ============= ============= =============
Variable Universal Life                              24.2          21.4           29.9          25.3          22.5          29.0
Universal Life/Interest Sensitive                   240.4         219.3          373.2         283.7         153.6         100.7
Term Life                                            15.7          15.1           22.2          20.3          16.4          15.3
                                             ------------- -------------  ------------- ------------- ------------- -------------
Total Wholesaler Life Insurance Premium (2)  $      280.3  $      255.8   $      425.3  $      329.3  $      192.5  $      145.0
                                             ============= =============  ============= ============= ============= =============
Gross Life Insurance in Force                $  165,118.0  $  151,282.0   $  156,889.0  $  144,139.0  $  134,780.0  $  127,466.0
                                             ============= =============  ============= ============= ============= =============
Average face amount for life
   insurance sales                           $        1.0  $        1.2   $        1.2  $        1.2  $        1.1  $        1.0
                                             ============= =============  ============= ============= ============= =============
PRIVATE PLACEMENT LIFE AND
   ANNUITY DEPOSITS
Variable Universal Life (annualized
   and single)                               $       82.2  $       32.2   $       59.2  $       33.5  $       46.5  $       60.1
Annuity                                             174.5         248.4          399.7       1,020.2         773.8         152.6
                                             ------------- -------------  ------------- ------------- ------------- -------------
Total Private Placement Life and
   Annuity Deposits                          $      256.7  $      280.6   $      458.9  $    1,053.7  $      820.3  $      212.7
                                             ============= =============  ============= ============= ============= =============
PRIVATE PLACEMENT FUNDS UNDER
   MANAGEMENT (FUM)                          $    5,091.7  $    4,561.7   $    5,039.2  $    4,055.5  $    2,776.4  $    1,898.5
                                             ============= =============  ============= ============= ============= =============

(1) Annualized Premium represents first year premiums on an annual basis.

(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Third Quarter 2008 (unaudited)
($ in millions)

Quarters ended                                          2007                                                2008
                             ----------------------------------------------------------  ------------------------------------------
                                 March          June         September      December         March          June         September
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
LIFE INSURANCE SALES

WHOLESALER CHANNEL
Variable Universal Life      $        6.4   $        4.7   $        5.1   $        5.7   $        6.8   $        5.5   $       6.7
Universal Life/Interest
   Sensitive                         40.2           53.4           86.7          127.9          101.4           58.3          43.5
Term Life                             5.5            5.2            4.4            7.1            5.0            5.1           5.6
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
Life Insurance
   Annualized Premium (1)            52.1           63.3           96.2          140.7          113.2           68.9          55.8
                             =============  =============  =============  =============  =============  =============  ============
Variable Universal Life               2.4            1.6            1.2            2.8            1.1            1.4           2.7
Universal Life/Interest
   Sensitive                          7.8           12.3           18.9           26.0           11.2           11.5          14.5
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
Life Insurance
   Single Premium                    10.2           13.9           20.1           28.8           12.3           12.9          17.2
                             =============  =============  =============  =============  =============  =============  ============
Variable Universal Life               8.8            6.3            6.3            8.5            7.9            6.9           9.4
Universal Life/Interest
   Sensitive                         48.0           65.7          105.6          153.9          112.6           69.8          58.0
Term Life                             5.5            5.2            4.4            7.1            5.0            5.1           5.6
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
Total Wholesaler Life
   Insurance Premium (2)     $       62.3   $       77.2   $      116.3   $      169.5   $      125.5   $       81.8   $      73.0
                             =============  =============  =============  =============  =============  =============  ============
Gross Life Insurance
   in Force                  $    146,355   $    148,572   $    151,282   $    156,889   $    160,354   $    162,872   $   165,118
                             =============  =============  =============  =============  =============  =============  ============
Average face amount for
   life insurance sales      $        1.2   $        1.1   $        1.2   $        1.2   $        1.3   $        1.2   $       1.0
                             =============  =============  =============  =============  =============  =============  ============
PRIVATE PLACEMENT LIFE
   AND ANNUITY DEPOSITS
Variable Universal Life
   (annualized and single)   $       11.4   $       13.2   $        7.6   $       27.0   $       13.8   $       56.2   $      12.2
Annuity                              54.2          146.7           47.5          151.3           27.8           52.6          94.1
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
Total Private Placement
   Life and Annuity Deposits $       65.6   $      159.9   $       55.1   $      178.3   $       41.6   $      108.8   $     106.3
                             =============  =============  =============  =============  =============  =============  ============
PRIVATE PLACEMENT FUNDS
   UNDER MANAGEMENT (FUM)    $    4,185.0   $    4,539.2   $    4,561.7   $    5,039.2   $    5,016.0   $    5,259.4   $   5,091.7
                             =============  =============  =============  =============  =============  =============  ============

(1) Annualized Premium represents first year premiums on an annual basis.

(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Third Quarter 2008 (unaudited)
($ in millions)

                                                          YTD September                           December 31,
                                                    ------------------------   ----------------------------------------------------
                                                       2008          2007         2007          2006          2005          2004
                                                    ----------    ----------   ----------    ----------    ----------    ----------
PRE-TAX INCOME (2)
Fees                                                $    56.1     $    54.7    $    74.7     $    66.9     $    65.4     $    63.8
Surrender Charges                                         3.7           4.4          5.6           6.3           7.0           5.8
Interest earned on GIA and Required Interest             54.9          78.1        100.7         131.7         165.1         158.0
                                                    ----------    ----------   ----------    ----------    ----------    ----------
TOTAL REVENUES                                          114.7         137.2        181.0         204.9         237.5         227.6
                                                    ----------    ----------   ----------    ----------    ----------    ----------

Mortality Cost                                            9.5           4.3         (2.0)          5.8           6.6           8.9
DAC Amortized                                            47.5          34.2         55.7          66.6          62.6          35.7
Interest Credited                                        39.0          49.6         64.8          87.4         112.1         123.2
Operating Expenses                                       31.2          31.7         42.0          41.1          44.2          47.1
                                                    ----------    ----------   ----------    ----------    ----------    ----------
TOTAL EXPENSES                                          127.2         119.8        160.5         200.9         225.5         214.9
                                                    ----------    ----------   ----------    ----------    ----------    ----------

OPERATING INCOME (LOSS) BEFORE TAX                  $   (12.5)    $    17.4    $    20.5     $     4.0     $    12.0     $    12.7
                                                    ==========    ==========   ==========    ==========    ==========    ==========

===================================================================================================================================

OPERATING EXPENSES
Commissions and Concessions                         $    37.5     $    34.5    $    48.9     $    39.7     $    38.2     $    42.6
Controllable Expenses and Other                          34.7          36.9         48.9          40.8          37.9          48.2
                                                    ----------    ----------   ----------    ----------    ----------    ----------
TOTAL CURRENT EXPENSES                                   72.2          71.4         97.8          80.5          76.1          90.8
Deferred Acquisition Costs                              (41.0)        (39.7)       (55.8)        (39.4)        (31.9)        (43.7)
                                                    ----------    ----------   ----------    ----------    ----------    ----------
OPERATING EXPENSES                                  $    31.2     $    31.7    $    42.0     $    41.1     $    44.2     $    47.1
                                                    ==========    ==========   ==========    ==========    ==========    ==========

===================================================================================================================================

FUNDS UNDER MANAGEMENT (FUM)
   Deposits, excluding Discontinued Products
       and Private Placement                        $   499.5     $   430.6    $   627.0     $   414.7     $   312.9     $   423.3
   Surrenders, excluding Discontinued Products
       and Private Placement                           (390.0)       (460.0)      (609.2)       (690.2)       (584.4)       (490.8)
                                                    ----------    ----------   ----------    ----------    ----------    ----------
       Net Sales, excluding Discontinued Products
           and Private Placement                        109.5         (29.4)        17.8        (275.5)       (271.5)        (67.5)
       Net Sales, Private Placement                     (70.5)        111.8        228.4         807.4         587.9         121.9
       Net Sales, Discontinued Products                (240.5)       (276.3)      (327.7)       (684.1)       (383.8)       (186.3)
                                                    ----------    ----------   ----------    ----------    ----------    ----------
   TOTAL NET SALES                                     (201.5)       (193.9)       (81.5)       (152.2)        (67.4)       (131.9)
   Deaths                                               (61.0)        (61.6)       (77.3)        (87.0)        (80.2)        (81.6)
   Interest Credited                                   (485.6)        693.7        783.3         949.6         545.8         628.2
   Fees                                                 (56.4)        (52.4)       (72.6)        (70.9)        (63.0)        (59.8)
                                                    ----------    ----------   ----------    ----------    ----------    ----------
       Change in FUM                                   (804.5)        385.8        551.9         639.5         335.2         354.9
Beginning Balance                                     9,229.5       8,677.6      8,677.6       8,038.1       7,702.9       7,348.0
                                                    ----------    ----------   ----------    ----------    ----------    ----------
ENDING FUND BALANCE                                 $ 8,425.0     $ 9,063.4    $ 9,229.5     $ 8,677.6     $ 8,038.1     $ 7,702.9
                                                    ==========    ==========   ==========    ==========    ==========    ==========
VA Funds in Guaranteed Interest Accounts (1)        $   715.1     $   832.2    $   809.3     $ 1,030.8     $ 1,553.8     $ 1,939.1
                                                    ==========    ==========   ==========    ==========    ==========    ==========
Private Placements Funds (1)                        $ 4,047.7     $ 3,744.1    $ 3,963.2     $ 3,302.8     $ 2,099.3     $ 1,297.9
                                                    ==========    ==========   ==========    ==========    ==========    ==========
Discontinued Funds (1)                              $   698.4     $   993.8    $   946.6     $ 1,263.3     $ 1,727.1     $ 2,080.3
                                                    ==========    ==========   ==========    ==========    ==========    ==========

(1) Amounts are included in the annuities Funds Under Management (FUM) table above.

(2) Effective the second quarter of 2008 the Alternative Retirement Solutions line of business was reclassified from annuities to other life. Comparable amounts have been adjusted for all periods presented.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Third Quarter 2008 (unaudited)
($ in millions)

Quarters ended                                          2007                                                 2008
                             ----------------------------------------------------------  ------------------------------------------
                                 March          June         September      December         March          June         September
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
PRE-TAX INCOME (2)
Fees                         $       17.3   $       18.6   $       18.8   $       20.0   $       18.4   $       19.7   $      18.0
Surrender Charges                     1.6            1.4            1.4            1.2            1.3            1.3           1.1
Interest earned on GIA and
   Required Interest                 27.1           26.4           24.6           22.6           19.7           18.2          17.0
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
TOTAL REVENUES                       46.0           46.4           44.8           43.8           39.4           39.2          36.1
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
Mortality Cost                       (1.0)           2.8            2.5           (6.3)           2.7            2.5           4.3
DAC Amortized                        12.3            9.6           12.3           21.5           16.0           12.6          18.9
Interest Credited                    17.3           17.2           15.1           15.2           13.7           13.1          12.2
Operating Expenses                   10.5           11.6            9.6           10.3           11.1            9.9          10.2
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
TOTAL EXPENSES                       39.1           41.2           39.5           40.7           43.5           38.1          45.6
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
OPERATING INCOME (LOSS)
   BEFORE TAX                $        6.9   $        5.2   $        5.3   $        3.1   $       (4.1)  $        1.1   $      (9.5)
                             =============  =============  =============  =============  =============  =============  ============

===================================================================================================================================

OPERATING EXPENSES
Commissions and Concessions  $       10.9   $       12.3   $       11.3   $       14.4   $       12.9   $       13.2   $      11.4
Controllable Expenses
   and Other                         11.9           13.8           11.2           12.0           12.2           11.6          10.9
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
TOTAL CURRENT EXPENSES               22.8           26.1           22.5           26.4           25.1           24.8          22.3
Deferred Acquisition Costs          (12.3)         (14.5)         (12.9)         (16.1)         (14.0)         (14.9)        (12.1)
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
OPERATING EXPENSES           $       10.5   $       11.6   $        9.6   $       10.3   $       11.1   $        9.9   $      10.2
                             =============  =============  =============  =============  =============  =============  ============

===================================================================================================================================

FUNDS UNDER MANAGEMENT (FUM)
   Deposits, excluding
      Discontinued Products
      and Private Placement  $      131.3   $      158.6   $      140.7   $      196.4   $      169.1   $      176.0   $     154.4
   Surrenders, excluding
      Discontinued Products
      and Private Placement        (159.0)        (149.5)        (151.5)        (149.2)        (136.1)        (134.2)       (119.7)
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
       Net Sales, excluding
         Discontinued
         Products and
         Private Placement          (27.7)           9.1          (10.8)          47.2           33.0           41.8          34.7
       Net Sales, Private
         Placement                   29.0          124.2          (41.4)         116.6          (79.0)         (10.2)         18.7
       Net Sales,
         Discontinued
         Products                   (73.9)        (120.8)         (81.6)         (51.4)        (116.1)         (54.5)        (69.9)
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
    TOTAL NET SALES                 (72.6)          12.5         (133.8)         112.4         (162.1)         (22.9)        (16.5)
    Deaths                          (21.2)         (22.8)         (17.6)         (15.7)         (23.0)         (17.5)        (20.5)
    Interest Credited               169.6          372.5          151.6           89.6         (215.8)         214.6        (484.4)
    Fees                            (17.8)         (17.6)         (17.0)         (20.2)         (18.6)         (20.0)        (17.8)
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
       Change in FUM                 58.0          344.6          (16.8)         166.1         (419.5)         154.2        (539.2)
Beginning Balance                 8,677.6        8,735.6        9,080.2        9,063.4        9,229.5        8,810.0       8,964.2
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
ENDING FUND BALANCE          $    8,735.6   $    9,080.2   $    9,063.4   $    9,229.5   $    8,810.0   $    8,964.2   $   8,425.0
                             =============  =============  =============  =============  =============  =============  ============
VA Funds in Guaranteed
   Interest Accounts (1)     $      955.9   $      891.7   $      832.2   $      809.3   $      794.8   $      770.5   $     715.1
                             =============  =============  =============  =============  =============  =============  ============
Private Placements Funds (1) $    3,403.2   $    3,714.7   $    3,744.0   $    3,963.2   $    3,935.2   $    4,131.6   $   4,047.7
                             =============  =============  =============  =============  =============  =============  ============
Discontinued Funds (1)       $    1,190.0   $    1,072.0   $      993.8   $      946.6   $      827.3   $      772.9   $     698.4
                             =============  =============  =============  =============  =============  =============  ============

(1) Amounts are included in the annuities Funds Under Management (FUM) table above.

(2) Effective the second quarter of 2008 the Alternative Retirement Solutions line of business was reclassified from annuities to other life. Comparable amounts have been adjusted for all periods presented.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Third Quarter 2008 (unaudited)
($ in millions)

                                                          YTD September                          December 31,
                                                    ------------------------   ----------------------------------------------------
                                                       2008          2007         2007          2006          2005          2004
                                                    ----------    ----------   ----------    ----------    ----------    ----------
DEFERRED ACQUISITION COSTS (1)
Variable Universal Life                             $   361.3     $   366.5    $   367.2     $   371.3     $   353.0     $   332.5
Universal Life                                          957.5         673.7        796.7         529.8         354.7         262.0
Variable Annuities                                      287.0         286.1        282.6         275.0         281.3         299.0
Fixed Annuities                                           8.0          15.4         12.8          20.3          38.8          46.0
Participating                                           583.4         565.3        566.9         559.0         544.2         577.0
Offset for Unrealized Investment (Gains) Losses         263.3          48.7         63.7           0.3         (16.0)        (86.6)
                                                    ----------    ----------   ----------    ----------    ----------    ----------
Total                                               $ 2,460.5     $ 1,955.7    $ 2,089.9     $ 1,755.7     $ 1,556.0     $ 1,429.9
                                                    ==========    ==========   ==========    ==========    ==========    ==========

===================================================================================================================================

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH BENEFITS
Death Benefit in Excess of Fund Value               $   634.6     $   189.3    $   202.4     $   238.8     $   335.5     $   441.1
Death Benefit in Excess of Fund Value, Net
   of Reinsurance                                       362.6          37.2         46.6          51.4          82.1         123.5
Statutory Reserve, Net of Reinsurance                    20.6          12.6         12.9          13.2          13.8          15.0

VARIABLE ANNUITY GUARANTEED INCOME BENEFITS
Account Balance                                     $   570.1     $   695.3    $   716.8     $   620.1     $   465.8     $   344.8
Statutory Reserve                                        13.2           6.2          6.9           4.4           2.2           0.8

VARIABLE ANNUITY GUARANTEED ACCUMULATION BENEFITS
Account Balance                                     $   404.4     $   324.2    $   389.8     $   210.6     $    72.6
Statutory Reserve                                        10.8           1.8          2.3           0.8           0.3

VARIABLE ANNUITY GUARANTEED WITHDRAWAL BENEFITS
Account Balance                                     $   394.1     $   103.7    $   214.6     $    30.1     $     1.1
Statutory Reserve                                         3.4           0.4          0.7           0.1

VARIABLE ANNUITY GUARANTEED PAYOUT ANNUITY FLOOR
Account Balance                                     $    30.3     $    46.6    $    43.4     $    49.8     $    49.9
Statutory Reserve                                         6.2           2.0          2.2           2.1           1.9

(1) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Third Quarter 2008 (unaudited)
($ in millions)

Quarters ended                                          2007                                                2008
                             ----------------------------------------------------------  ------------------------------------------
                                 March          June         September      December         March          June         September
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
DEFERRED ACQUISITION
   COSTS (1)
Variable Universal Life      $      371.0   $      369.2   $      366.5   $      367.2   $      366.3   $      362.0   $     361.3
Universal Life                      563.9          601.2          673.7          796.7          889.6          938.4         957.5
Variable Annuities                  275.9          283.3          286.1          282.6          285.8          290.6         287.0
Fixed Annuities                      19.4           17.3           15.4           12.8           10.1            9.0           8.0
Participating                       561.8          564.3          565.3          566.9          576.7          578.8         583.4
Offset for Unrealized
   Investment Gains and
   Losses                            (5.1)          31.9           48.7           63.7          107.4          172.2         263.3
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
Total                        $    1,786.9   $    1,867.2   $    1,955.7   $    2,089.9   $    2,235.9   $    2,351.0   $   2,460.5
                             =============  =============  =============  =============  =============  =============  ============

===================================================================================================================================

VARIABLE ANNUITY GUARANTEED
   MINIMUM DEATH BENEFITS
Death Benefit in Excess of
   Fund Value                $      225.2   $      199.9   $      189.3   $      202.4   $      336.3   $      342.3   $     634.6
Death Benefit in Excess of
   Fund Value, Net of
   Reinsurance                       48.3           40.7           37.2           46.6          135.9          146.1         362.6
Statutory Reserve, Net
   of Reinsurance                    13.2           12.9           12.6           12.9           14.6           14.8          20.6

VARIABLE ANNUITY GUARANTEED
   INCOME BENEFITS
Account Balance              $      654.5   $      702.4   $      695.3   $      716.8   $      659.7   $      648.8   $     570.1
Statutory Reserve                     5.0            5.6            6.2            6.9            7.7            8.5          13.2

VARIABLE ANNUITY GUARANTEED
   ACCUMULATION BENEFITS
Account Balance              $      246.9   $      302.5   $      324.2   $      389.8   $      389.4   $      430.3   $     404.4
Statutory Reserve                     1.1            1.5            1.8            2.3            2.8            3.3          10.8

VARIABLE ANNUITY GUARANTEED
   WITHDRAWAL BENEFITS
Account Balance              $       49.1   $       81.6   $      103.7   $      214.6   $      282.9   $      372.9   $     394.1
Statutory Reserve                     0.1            0.2            0.4            0.7            1.2            1.9           3.4

VARIABLE ANNUITY GUARANTEED
   PAYOUT ANNUITY FLOOR
Account Balance              $       47.5   $       47.6   $       46.6   $       43.4    $      37.6   $       34.9   $      30.3
Statutory Reserve                     2.2            1.9            2.0            2.2            3.8            3.7           6.2

(1) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Third Quarter 2008 (unaudited)
($ in millions)

                                                          YTD September                          December 31,
                                                    ------------------------   ----------------------------------------------------
                                                       2008          2007         2007          2006          2005          2004
                                                    ----------    ----------   ----------    ----------    ----------    ----------
OPERATING INCOME
Investment Management Fees                          $    93.0     $   110.9    $   147.4     $   154.1     $   182.1     $   219.0
Mutual Funds - Ancillary Fees                            39.4          44.7         59.8          49.4          41.1          38.8
Other Revenue                                             1.8           5.9          7.4           5.3           4.9           7.2
                                                    ----------    ----------   ----------    ----------    ----------    ----------
Total Revenues                                          134.2         161.5        214.6         208.8         228.1         265.0
                                                    ----------    ----------   ----------    ----------    ----------    ----------
Employment Expenses                                      57.9          65.2         85.0          89.4         103.9         132.6
Distribution & Admin Expenses                            33.6          37.2         50.1          41.3          35.8          32.9
Other Operating Expenses Direct (1)                      22.5          32.6         43.8          43.8          50.6          53.0
Other Operating Expenses Indirect (1)                    11.9
Amortization of Intangibles                              22.4          22.6         30.4          32.0          33.2          33.8
Intangible Asset Impairments                            432.2                                     32.5          10.6
                                                    ----------    ----------   ----------    ----------    ----------    ----------
Total Operating Expenses                                580.5         157.6        209.3         239.0         234.1         252.3
                                                    ----------    ----------   ----------    ----------    ----------    ----------
Management Income (Loss)                               (446.3)          3.9          5.3          30.2)         (6.0)         12.7
Other Income - Net                                        1.3           1.6          2.1           1.6           2.2           1.7
Minority Interest                                                                                               (6.7)        (14.3)
                                                    ----------    ----------   ----------    ----------    ----------    ----------
Operating Income (Loss), before income taxes           (445.0)          5.5          7.4         (28.6)        (10.5)          0.1
Applicable Income Taxes (Benefit)                       (98.0)          3.1          3.3         (10.7)         (4.7)          2.3
                                                    ----------    ----------   ----------    ----------    ----------    ----------
OPERATING INCOME (LOSS)                                (347.0)          2.4          4.1         (17.9)         (5.8)         (2.2)
Net Realized Investment Gains (Losses)                   (1.5)          0.1         (0.5)          0.8          (0.3)          1.8
Management Restructuring and Early Retirement Costs                                               (8.7)         (8.3)         (1.2)
                                                    ----------    ----------   ----------    ----------    ----------    ----------
NET INCOME (LOSS)                                   $  (348.5)    $     2.5    $     3.6     $   (25.8)    $   (14.4)    $    (1.6)
                                                    ==========    ==========   ==========    ==========    ==========    ==========
Reconciliation of Operating Income to
   Earnings Before Income Taxes, Depreciation
   and Amortization (EBITDA)
      Operating Income (Loss), before income taxes  $  (445.0)    $     5.5    $     7.4     $   (28.6)    $   (10.5)    $     0.1
      Adjustments for:
         Intangible asset amortization
            and impairments                             454.6          22.6         30.4          64.5          43.8          33.8
         Depreciation                                     0.5           0.9          1.1           1.0           1.7           2.2
                                                    ----------    ----------   ----------    ----------    ----------    ----------
      EBITDA                                        $    10.1     $    29.0    $    38.9     $    36.9      $   35.0     $    36.1
                                                    ==========    ==========   ==========    ==========    ==========    ==========

(1) Effective for the 1st quarter of 2008, other operating expenses were split into direct and indirect, where indirect expenses represent expense charge-backs and allocations from its parent company and affiliates. These had previously been reported as a component of total other operating expenses.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Third Quarter 2008 (unaudited)
($ in millions)

Quarters ended                                          2007                                                2008
                             ----------------------------------------------------------  ------------------------------------------
                                 March          June         September      December         March          June         September
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
OPERATING INCOME
Investment Management Fees   $       36.9   $       37.1   $       36.9   $       36.5   $       32.8   $       30.9   $      29.3
Mutual Funds -
   Ancillary Fees                    14.3           15.3           15.1           15.1           13.7           13.5          12.2
Other Revenue                         2.2            1.8            1.9            1.5            0.9            0.5           0.4
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
Total Revenues                       53.4           54.2           53.9           53.1           47.4           44.9          41.9
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
Employment Expenses                  24.0           20.4           20.8           19.8           20.3           19.0          18.6
Distribution &
   Admin Expenses                    11.6           12.7           12.9           12.9           11.4           11.5          10.7
Other Operating Expenses
   Direct (1)                        10.1           11.9           10.5           11.3            6.8            8.0           7.7
Other Operating Expenses
   Indirect (1)                                                                                   4.5            3.7           3.7
Amortization of Intangibles           7.6            7.5            7.5            7.8            7.5            7.5           7.4
Intangible Asset Impairments                                                                     10.5                        421.7
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
Total Operating Expenses             53.3           52.5           51.7           51.8           61.0           49.7         469.8
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
Management Income (Loss)              0.1            1.7            2.2            1.3          (13.6)          (4.8)       (427.9)
Other Income - Net                    0.5            0.6            0.4            0.6            0.3            0.8           0.2
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
Operating Income (Loss),
   before income taxes                0.6            2.3            2.6            1.9          (13.3)          (4.0)       (427.7)
Applicable Income
   Taxes (Benefit)                    0.9            1.0            1.2            0.2           (4.6)          (2.3)        (91.1)
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
OPERATING INCOME (LOSS)              (0.3)           1.3            1.4            1.7           (8.7)          (1.7)       (336.6)
Net Realized Investment
   Gains (Losses)                     0.1            0.2           (0.3)          (0.5)          (0.6)          (0.4)         (0.5)
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
NET INCOME (LOSS)            $       (0.2)  $        1.5   $        1.2   $        1.1   $       (9.3)  $       (2.1)  $    (337.1)
                             =============  =============  =============  =============  =============  =============  ============
Reconciliation of Operating
   Income to Earnings Before
   Income Taxes, Depreciation
   and Amortization (EBITDA)
      Operating Income
         (Loss), before
         income taxes        $        0.6   $        2.3   $        2.6   $        1.9   $      (13.3)  $       (4.0)  $    (427.7)
      Adjustments for:
         Intangible asset
            amortization and
            impairments               7.6            7.5            7.5            7.8           18.0            7.5         429.1
         Depreciation                 0.2            0.5            0.2            0.2            0.1            0.2           0.2
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
      EBITDA                 $        8.4   $       10.3   $       10.3   $        9.9   $        4.8   $        3.7   $       1.6
                             =============  =============  =============  =============  =============  =============  ============

(1) Effective for the 1st quarter of 2008, other operating expenses were split into direct and indirect, where indirect expenses represent expense charge-backs and allocations from its parent company and affiliates. These had previously been reported as a component of total other operating expenses.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Third Quarter 2008 (unaudited)
($ in millions)

                                                     YTD September                              December 31,
                                              -------------------------   --------------------------------------------------------
                                                 2008           2007         2007           2006           2005           2004
                                              -----------   -----------   -----------   ------------   ------------   ------------
RETAIL PRODUCTS:
Managed Accounts
----------------
Deposits and reinvestments                    $    698.3    $    954.9    $  1,212.3    $   1,141.2    $   1,760.3    $   2,109.9
Redemptions and withdrawals                     (1,388.9)     (2,041.5)     (2,668.6)      (4,297.5)      (5,722.8)      (5,203.0)
                                              -----------   -----------   -----------   ------------   ------------   ------------
   Net Flows                                      (690.6)     (1,086.6)     (1,456.3)      (3,156.3)      (3,962.5)      (3,093.1)
Performance                                       (655.0)        264.8         144.4          593.9          (62.6)         950.3
Acquisitions (dispositions) / Other               (327.3)                      (81.5)          71.0         (158.0)
                                              -----------   -----------   -----------   ------------   ------------   ------------
   Net Change in AUM                            (1,672.9)       (821.8)     (1,393.4)      (2,491.4)      (4,183.1)      (2,142.8)
Assets under management, beginning of period     5,447.7       6,841.1       6,841.1        9,332.5       13,515.6       15,658.4
                                              -----------   -----------   -----------   ------------   ------------   ------------
Assets under management, end of period        $  3,774.8    $  6,019.3    $  5,447.7    $   6,841.1    $   9,332.5    $  13,515.6
                                              ===========   ===========   ===========   ============   ============   ============
Mutual Funds
------------
Deposits and reinvestments                    $  2,049.4    $  3,031.2    $  3,596.2    $   2,567.5    $   2,030.4    $   1,673.2
Redemptions and withdrawals                     (2,441.9)     (2,883.7)     (3,826.2)      (2,828.6)      (2,444.0)      (2,004.5)
                                              -----------   -----------   -----------   ------------   ------------   ------------
   Net Flows                                      (392.5)        147.5        (230.0)        (261.1)        (413.6)        (331.3)
Performance                                     (2,290.9)        538.0         338.6        1,522.2          184.1          805.9
Money market funds net change in AUM            (1,813.6)      1,789.7         502.5       (1,382.8)         (28.4)         (28.9)
Acquisitions (dispositions) / Other                (73.4)        (52.4)       (143.9)       9,838.3          120.1          105.7
                                              -----------   -----------   -----------   ------------   ------------   ------------
   Net Change in AUM                            (4,570.4)      2,422.8         467.2        9,716.6         (137.8)         551.4
Assets under management, beginning of period    22,331.0      21,863.8      21,863.8       12,147.2       12,285.0       11,733.6
                                              -----------   -----------   -----------   ------------   ------------   ------------
Assets under management, end of period        $ 17,760.6    $ 24,286.6    $ 22,331.0    $  21,863.8    $  12,147.2    $  12,285.0
                                              ===========   ===========   ===========   ============   ============   ============
INSTITUTIONAL PRODUCTS:
Deposits and reinvestments                    $    473.0    $    905.9    $  1,237.6    $   1,609.2    $   5,545.1    $   2,885.2
Redemptions and withdrawals                     (5,441.9)     (1,554.8)     (2,002.1)      (3,504.4)      (6,599.1)      (5,389.2)
                                              -----------   -----------   -----------   ------------   ------------   ------------
   Net Flows                                    (4,968.9)       (648.9)       (764.5)      (1,895.2)      (1,054.0)      (2,504.0)
Performance                                       (256.4)        502.8         559.3        1,089.2          367.2        1,140.5
Acquisitions (dispositions) / Other (2)            (74.5)       (901.0)       (895.2)        (332.6)         (63.3)         234.3
                                              -----------   -----------   -----------   ------------   ------------   ------------
   Net Change in AUM                            (5,299.8)     (1,047.1)     (1,100.4)      (1,138.6)        (750.1)      (1,129.2)
Assets under management, beginning of period    11,194.4      12,294.8      12,294.8       13,433.4       14,183.5       15,312.7
                                              -----------   -----------   -----------   ------------   ------------   ------------
Assets under management, end of period        $  5,894.6    $ 11,247.7    $ 11,194.4    $  12,294.8    $  13,433.4    $  14,183.5
                                              ===========   ===========   ===========   ============   ============   ============
STRUCTURED FINANCE PRODUCTS:
Deposits and reinvestments                    $      1.2    $  2,290.0    $  2,290.0    $   2,423.5    $   1,002.3    $       1.7
Redemptions and withdrawals                     (1,225.7)       (337.2)       (352.3)      (1,141.7)      (1,157.9)        (659.2)
                                              -----------   -----------   -----------   ------------   ------------   ------------
   Net Flows                                    (1,224.5)      1,952.8       1,937.7        1,281.8         (155.6)        (657.5)
Performance                                     (1,091.2)     (1,000.9)     (2,325.5)         171.5         (258.9)          26.0
                                              -----------   -----------   -----------   ------------   ------------   ------------
   Net Change in AUM                            (2,315.7)        951.9        (387.8)       1,453.3         (414.5)        (631.5)
Assets under management, beginning of period     3,575.3       3,963.1       3,963.1        2,509.8        2,924.3        3,555.8
                                              -----------   -----------   -----------   ------------   ------------   ------------
Assets under management, end of period        $  1,259.6    $  4,915.0    $  3,575.3    $   3,963.1    $   2,509.8    $   2,924.3
                                              ===========   ===========   ===========   ============   ============   ============
TOTAL:
Deposits and reinvestments                    $  3,221.9    $  7,182.0    $  8,336.1    $   7,741.4    $  10,338.1    $   6,670.0
Redemptions and withdrawals                    (10,498.4)     (6,817.2)     (8,849.2)     (11,772.2)     (15,923.8)     (13,255.9)
                                              -----------   -----------   -----------   ------------   ------------   ------------
   Net Flows                                    (7,276.5)        364.8        (513.1)      (4,030.8)      (5,585.7)      (6,585.9)
Performance                                     (4,293.5)        304.7      (1,283.2)       3,376.8          229.8        2,922.7
Money market funds net change in AUM            (1,813.6)      1,789.7         502.5       (1,382.8)         (28.4)         (28.9)
Acquisitions (dispositions) / Other               (475.2)       (953.4)     (1,120.6)       9,576.7         (101.2)         340.0
                                              -----------   -----------   -----------   ------------   ------------   ------------
   Net Change in AUM                           (13,858.8)      1,505.8      (2,414.4)       7,539.9       (5,485.5)      (3,352.1)
Assets under management, beginning of period    42,548.4      44,962.8      44,962.8       37,422.9       42,908.4       46,260.5
                                              -----------   -----------   -----------   ------------   ------------   ------------
Assets under management, end of period        $ 28,689.6    $ 46,468.6    $ 42,548.4    $  44,962.8    $  37,422.9    $  42,908.4
                                              ===========   ===========   ===========   ============   ============   ============
Variable Products Change in AUM (included
     in Institutional Products)               $   (117.9)   $   (902.1)   $   (950.3)   $     106.5    $    (342.3)   $     211.6
                                              ===========   ===========   ===========   ============   ============   ============
Money Market balances (1)                     $  4,389.9    $  7,490.8    $  6,203.6    $   5,701.1    $     101.4    $     129.8
                                              ===========   ===========   ===========   ============   ============   ============

(1) Money Market balances included in Mutual Funds above.

(2) Effective for the 4th quarter of 2006, "Other" includes the net change in AUM during the quarter of institutional cash management accounts. This treatment is consistent with the treatment of money market mutual funds.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Third Quarter 2008 (unaudited)
($ in millions)

                                                        2007                                                2008
                             ----------------------------------------------------------  ------------------------------------------
                                 March          June         September      December         March          June         September
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
RETAIL PRODUCTS:
Managed Accounts
----------------
Deposits and reinvestments   $      290.4   $      365.5   $      299.0   $      257.4   $      278.9   $      235.1   $     184.3
Redemptions and withdrawals        (728.1)        (830.6)        (482.8)        (627.1)        (585.6)        (487.8)       (315.5)
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
   Net Flows                       (437.7)        (465.1)        (183.8)        (369.7)        (306.7)        (252.7)       (131.2)
Performance                         125.6           74.8           64.4         (120.4)        (516.3)         (43.3)        (95.4)
Acquisitions                 -------------  -------------  -------------  -------------  -------------  -------------  ------------
   (dispositions) / Other                                                        (81.5)                                     (327.3)
   Net Change in AUM               (312.1)        (390.3)        (119.4)        (571.6)        (823.0)        (296.0)       (553.9)
Assets under management,
   beginning of period            6,841.1        6,529.0        6,138.7        6,019.3        5,447.7        4,624.7       4,328.7
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
Assets under management,
   end of period             $    6,529.0   $    6,138.7   $    6,019.3   $    5,447.7   $    4,624.7   $    4,328.7   $   3,774.8
                             =============  =============  =============  =============  =============  =============  ============
Mutual Funds
------------
Deposits and reinvestments   $    1,160.7   $    1,169.3   $      701.2   $      565.0   $      682.7   $      686.9   $     679.8
Redemptions and withdrawals        (881.8)        (978.9)      (1,023.0)        (942.5)        (900.5)        (721.3)       (820.1)
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
   Net Flows                        278.9          190.4         (321.8)        (377.5)        (217.8)         (34.4)       (140.3)
Performance                         298.5           51.0          188.5         (199.4)        (999.6)         (22.9)     (1,268.4)
Money market funds net
   change in AUM                   (364.2)         214.8        1,939.1       (1,287.2)      (1,027.2)       1,288.7      (2,075.1)
Acquisitions
   (dispositions) / Other           (14.0)         (52.0)          13.6          (91.5)         (27.6)         (40.0)         (5.8)
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
   Net Change in AUM                199.2          404.2        1,819.4       (1,955.6)      (2,272.2)       1,191.4      (3,489.6)
Assets under management,
   beginning of period           21,863.8       22,063.0       22,467.2       24,286.6       22,331.0       20,058.8      21,250.2
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
Assets under management,
   end of period             $   22,063.0   $   22,467.2   $   24,286.6   $   22,331.0   $   20,058.8   $   21,250.2   $  17,760.6
                             =============  =============  =============  =============  =============  =============  ============

INSTITUTIONAL PRODUCTS:
Deposits and reinvestments   $      281.3   $      364.4   $      260.2   $      331.7   $      334.3   $       64.0   $      74.7
Redemptions and withdrawals        (513.3)        (474.9)        (566.6)        (447.3)      (4,144.2)        (822.4)       (475.3)
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
   Net Flows                       (232.0)        (110.5)        (306.4)        (115.6)      (3,809.9)        (758.4)       (400.6)
Performance                         233.8           17.4          251.6           56.5          (76.9)         (82.6)        (96.9)
Acquisitions
   (dispositions) / Other          (261.9)          69.1         (708.2)           5.8          (70.0)          50.3         (54.8)
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
   Net Change in AUM               (260.1)         (24.0)        (763.0)         (53.3)      (3,956.8)        (790.7)       (552.3)
Assets under management,
   beginning of period           12,294.8       12,034.7       12,010.7       11,247.7       11,194.4        7,237.6       6,446.9
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
Assets under management,
   end of period             $   12,034.7   $   12,010.7   $   11,247.7   $   11,194.4   $    7,237.6   $    6,446.9   $   5,894.6
                             =============  =============  =============  =============  =============  =============  ============

STRUCTURED FINANCE PRODUCTS:
Deposits and reinvestments   $    1,500.0   $      790.0   $        0.0   $        0.0   $        0.0   $        1.2   $       0.0
Redemptions and withdrawals        (299.0)         (20.6)         (17.6)         (15.1)         (25.9)      (1,165.8)        (34.0)
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
   Net Flows                      1,201.0          769.4          (17.6)         (15.1)         (25.9)      (1,164.6)        (34.0)
Performance                         (73.7)        (117.9)        (809.3)      (1,324.6)        (951.1)         (53.6)        (86.5)
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
   Net Change in AUM              1,127.3          651.5         (826.9)      (1,339.7)        (977.0)      (1,218.2)       (120.5)
Assets under management,
   beginning of period            3,963.1        5,090.4        5,741.9        4,915.0        3,575.3        2,598.3       1,380.1
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
Assets under management,
   end of period             $    5,090.4   $    5,741.9   $    4,915.0   $    3,575.3   $    2,598.3   $    1,380.1   $   1,259.6
                             =============  =============  =============  =============  =============  =============  ============

TOTAL:
Deposits and reinvestments   $    3,232.4   $    2,689.2   $    1,260.4   $    1,154.1   $    1,295.9   $      987.2   $     938.8
Redemptions and withdrawals      (2,422.2)      (2,305.0)      (2,090.0)      (2,032.0)      (5,656.2)      (3,197.3)     (1,644.9)
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
   Net Flows                        810.2          384.2         (829.6)        (877.9)      (4,360.3)      (2,210.1)       (706.1)
Performance                         584.2           25.3         (304.8)      (1,587.9)      (2,543.9)        (202.4)     (1,547.2)
Money market funds net
   change in AUM                   (364.2)         214.8        1,939.1       (1,287.2)      (1,027.2)       1,288.7      (2,075.1)
Acquisitions
   (dispositions) / Other          (275.9)          17.1         (694.6)        (167.2)         (97.6)          10.3        (387.9)
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
   Net Change in AUM                754.3          641.4          110.1       (3,920.2)      (8,029.0)      (1,113.5)     (4,716.3)
Assets under management,
   beginning of period           44,962.8       45,717.1       46,358.5       46,468.6       42,548.4       34,519.4      33,405.9
                             -------------  -------------  -------------  -------------  -------------  -------------  ------------
Assets under management,
   end of period             $   45,717.1   $   46,358.5   $   46,468.6   $   42,548.4   $   34,519.4   $   33,405.9   $  28,689.6
                             =============  =============  =============  =============  =============  =============  ============
Variable Products Change
   in AUM (included
   in Institutional
   Products)                 $      (10.2)  $        5.4   $     (897.3)  $      (48.2)  $      (32.9)  $      (40.1)  $     (44.9)
                             =============  =============  =============  =============  =============  =============  ============
Money Market balances (1)    $    5,336.9   $    5,551.7   $    7,490.8   $    6,203.6   $    5,176.3   $    6,465.0   $   4,389.9
                             =============  =============  =============  =============  =============  =============  ============

(1) Money Market balances included in Mutual Funds above.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT (1)
Third Quarter 2008 (unaudited)
($ in millions)

                                                                                                December 31,
                                                                                    ------------------------------------
                                                                                       2005                      2004
                                                                                    ----------                ----------
OPERATING INCOME
Operating Gain (Loss)                                                                $    3.5                  $   (1.7)
Realized Gains on Cash and Stock Distributions                                           21.9                       7.4
Change in Unrealized Gains (Losses) on Investments Held in Partnerships                 (10.6)                     13.6
                                                                                    ----------                ----------
Equity in Partnership Earnings, before income taxes                                      14.8                      19.3
Applicable Income Taxes                                                                   5.2                       6.8
                                                                                    ----------                ----------
Operating Income                                                                     $    9.6                  $   12.5
                                                                                    ==========                ==========

========================================================================================================================

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                                                     $   27.6                  $   37.7
Equity In Earnings of Partnerships                                                       14.8                      19.3
Distributions                                                                           (68.2)                    (50.4)
Sale of Partnership Interests and Transfer to Closed Block                              (91.5)
Realized Loss on Sale of Partnership Interests and Transfer to Closed Block             (13.9)
                                                                                    ----------                ----------
Change in Venture Capital Investments                                                  (131.2)                      6.6
Beginning Balance                                                                       202.9                     196.3
                                                                                    ----------                ----------
Ending Balance                                                                       $   71.7                  $  202.9
                                                                                    ==========                ==========

(1) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Third Quarter 2008 (unaudited)
($ in millions)

                                                       YTD September                            December 31,
                                                --------------------------  ------------------------------------------------------
                                                    2008          2007          2007          2006          2005          2004
                                                ------------  ------------  ------------  ------------  ------------  ------------
OPERATING INCOME
Corporate Investment Income                      $      0.3    $      4.8    $      6.7    $      4.6    $     (0.8)   $      0.4
Interest Expense on Indebtedness                      (27.8)        (32.6)        (44.2)        (49.2)        (46.6)        (40.8)
Corporate Expenses                                    (29.7)        (10.1)        (10.8)        (17.3)        (24.6)        (18.9)
Other                                                  (0.8)          1.1           0.8          (0.1)          0.7          (1.5)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Operating Loss, before income taxes                   (58.0)        (36.8)        (47.5)        (62.0)        (71.3)        (60.8)
Applicable Income Tax (Benefit)                       (17.1)        (24.5)        (29.5)        (21.2)        (26.9)        (23.0)
                                                ------------  ------------  ------------  ------------  ------------  ------------
OPERATING LOSS                                        (40.9)        (12.3)        (18.0)        (40.8)        (44.4)        (37.8)
Net Realized Investment Gains (Losses)                 (9.5)          9.0          (5.7)         21.0           4.4          (0.4)
Realized and Unrealized Gains (Losses)
   on Equity Investment in Aberdeen                                                                            (7.0)         55.9
Share of Aberdeen's Extraordinary
   Charge for FSA Settlement                                                                                                (14.7)
Surplus Notes Tender Costs                                                                                                   (6.4)
Management Restructuring and Early
   Retirement Costs                                                                              (0.4)         (4.1)        (13.4)
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET INCOME (LOSS)                                $    (50.4)   $     (3.3)   $    (23.7)   $    (20.2)   $    (51.1)   $    (16.8)
                                                ============  ============  ============  ============  ============  ============

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Third Quarter 2008 (unaudited)
($ in millions)


Quarters Ended                                       2007                                                 2008
                           ----------------------------------------------------------  -------------------------------------------
                               March           June        September       December        March          June         September
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME
Corporate Investment
   Income                   $       1.5    $       1.5    $       1.8    $       1.9    $       0.9    $      (0.3)   $      (0.3)
Interest Expense on
   Indebtedness                    (9.5)         (11.6)         (11.5)         (11.6)         (10.2)          (8.8)          (8.8)
Corporate Expenses                 (2.9)          (5.5)          (1.7)          (0.7)         (11.2)         (11.6)          (6.9)
Other                               1.7           (0.6)                         (0.4)          (0.1)          (0.4)          (0.3)
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------
Operating Loss, before
   income taxes                    (9.2)         (16.2)         (11.4)         (10.8)         (20.6)         (21.1)         (16.3)
Applicable Income Tax
   (Benefit)                       (3.6)         (14.8)          (6.1)          (5.0)          (8.1)          (7.4)          (1.6)
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------
OPERATING LOSS                     (5.6)          (1.4)          (5.3)          (5.8)         (12.5)         (13.7)         (14.7)
Net Realized Investment
   Gains (Losses)                  11.8           (1.8)          (1.0)         (14.7)          (1.1)          (7.3)          (1.1)
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME (LOSS)           $       6.2    $      (3.2)   $      (6.3)   $     (20.5)   $     (13.6)   $     (21.0)   $     (15.8)
                           =============  =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)(2)
Third Quarter 2008 (unaudited)
($ in millions)

                                                   YTD September                             December 31,
                                           ----------------------------  ----------------------------------------------------------
                                                2008           2007           2007           2006          2005            2004
                                           -------------  -------------  -------------  -------------  -------------  -------------
REVENUES
Premiums                                    $     566.7    $      585.3   $     798.3    $      839.7   $      928.7   $     990.6
Insurance, Investment Management and
   Product Fees                                   546.2           470.5         652.6           560.1          501.8         550.0
Mutual Fund Ancillary Fees and Other
   Revenue                                         41.8            50.9          67.7            54.8           46.5          46.9
Net Investment Income                             712.8           800.5       1,060.4         1,049.9        1,100.3       1,074.0
Unrealized Gain on Trading Equity
   Securities                                                                                                                 85.9
Net Realized Investment Gains (Losses)           (134.3)           26.4          (6.8)           76.5           34.2          10.8
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                  1,733.2         1,933.6       2,572.2         2,581.0        2,611.5       2,758.2
                                           -------------  -------------  -------------  -------------  -------------  -------------
BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy
   Liabilities                                    999.4           976.0       1,318.5         1,341.1        1,376.7       1,422.2
Policyholder Dividends                            203.1           292.2         380.0           399.1          364.4         404.7
Policy Acquisition Cost Amortization              163.6           132.0         192.9           145.7          132.1         110.2
Intangible Asset Impairments                      432.2                                          32.5           10.6
Intangible Asset Amortization                      22.4            22.6          30.4            32.0           33.8          33.8
Interest Expense on Indebtedness                   27.8            32.6          44.2            49.2           46.6          40.8
Interest Expense on Non-recourse
   Collateralized Obligations                      10.7            12.0          15.4            18.7           29.4          33.6
Other Operating Expenses                          330.9           325.3         440.0           428.3          482.9         565.8
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Expenses                                  2,190.1         1,792.7       2,421.4         2,446.6        2,476.5       2,611.1
                                           -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations
   before Income Taxes, Minority Interest
   and equity in undistributed losses of
   affiliates                                    (456.9)          140.9         150.8           134.4          135.0         147.1
Applicable Income Taxes (Benefit)                (109.2)           27.6          29.7            40.2           27.1          46.0
                                           -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations
   before Minority Interest and equity in
   undistributed losses of affiliates            (347.7)          113.3         121.1            94.2          107.9         101.1
Equity in undistributed losses of
   affiliates                                                                                                                (10.4)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations         (347.7)          113.3         121.1            94.2          107.9          90.7
Discontinued Operations:
   Income (Loss) from Discontinued
      Operations                                                    1.2          (3.5)            1.1            0.5          (4.3)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Net Income (Loss)                           $    (347.7)   $      114.4   $     117.6    $       95.3   $      108.4   $      86.4
                                           =============  =============  =============  =============  =============  =============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

(2) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)(2)
Third Quarter 2008 (unaudited)
($ in millions)

Quarters Ended                                       2007                                                 2008
                           ----------------------------------------------------------  -------------------------------------------
                               March           June         September      December        March          June         September
                           -------------  -------------  -------------- -------------  -------------  -------------  -------------
REVENUES
Premiums                    $      194.7   $     193.1    $      197.5   $     213.0    $     180.2    $     191.3    $     195.2
Insurance, Investment
   Management and Product
   Fees                            150.5         155.5           164.6         182.0          179.5          182.4          184.3
Mutual Fund Ancillary
   Fees and Other Revenue           16.7          17.2            16.9          16.9           14.6           14.6           12.6
Net Investment Income              276.5         262.8           261.2         259.9          248.5          246.3          218.0
Net Realized Investment
   Gains (Losses)                   24.5          (1.9)            3.8         (33.1)         (47.5)         (26.2)         (60.6)
                           -------------  -------------  -------------- -------------  -------------  -------------  -------------
Total Revenues                     662.9         626.7           644.0         638.7          575.3          608.4          549.5
                           -------------  -------------  -------------- -------------  -------------  -------------  -------------
BENEFITS AND EXPENSES
Policy Benefits and
   Increase in Policy
   Liabilities                     322.2         321.9           331.9         342.5          335.8          327.0          336.6
Policyholder Dividends             103.8          90.3            98.1          87.8           73.7           86.0           43.4
Policy Acquisition Cost
   Amortization                     41.3          43.9            46.8          60.9           40.0           55.6           68.0
Intangible Asset
   Impairments                                                                                 10.5                         421.7
Intangible Asset
   Amortization                      7.6           7.5             7.5           7.8            7.5            7.5            7.4
Interest Expense on
   Indebtedness                      9.5          11.6            11.5          11.6           10.2            8.8            8.8
Interest Expense on
   Non-recourse
   Collateralized
   Obligations                       4.0           4.1             3.9           3.4            3.2            1.9            5.6
Other Operating Expenses           106.9         115.8           102.6         114.8          117.4          114.6           98.9
                           -------------  -------------  -------------- -------------  -------------  -------------  -------------
Total Expenses                     595.3         595.1           602.3         628.8          598.3          601.4          990.4
                           -------------  -------------  -------------- -------------  -------------  -------------  -------------
Income (Loss) from
   Continuing Operations
   before Income Taxes              67.6          31.6            41.7           9.9          (23.0)           7.0         (440.9)
Applicable Income Taxes
   (Benefit)                        19.7           1.1             6.8           2.1           (8.6)           0.8         (101.4)
                           -------------  -------------  -------------- -------------  -------------  -------------  -------------
Income (Loss) from
   Continuing Operations            47.9          30.5            34.9           7.8          (14.4)           6.2         (339.5)
Discontinued Operations:
   Income (Loss) from
      Discontinued
      Operations                     0.8           0.4                          (4.7)
                           -------------  -------------  -------------- -------------  -------------  -------------  -------------
Net Income (Loss)           $       48.7   $      30.9    $       34.9   $       3.1    $     (14.4)   $       6.2    $    (339.5)
                           =============  =============  ============== =============  =============  =============  =============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

(2) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING THIRD QUARTER 2008 INCOME STATEMENT
Third Quarter 2008 (unaudited)
($ in millions)

Year-to-Date September 30, 2008                           Operating Income                     Exclusions from Operating Income
                                          --------------------------------------------  -------------------------------------------
                                                                           Corporate      Realized
                                                              Asset            &         Investment                   Intra-Segment
                           Consolidated    Life & Annuity   Management       Other      Gains/Losses       Other      Eliminations
                           -------------  --------------- -------------  -------------  -------------  -------------  -------------
REVENUES
Premiums                    $     566.7    $       566.7
Insurance, Investment
  Management and
  Product Fees                    546.2            453.6   $      93.0                                                 $      (0.4)
Mutual Fund Ancillary
  Fees and Other Revenue           41.8              -            41.8
Net Investment Income             712.8            692.1           0.7    $      12.1                   $      (1.7)           9.6
Net Realized Investment
  Losses                         (134.3)                                                 $    (134.3)
                           -------------  --------------- -------------  -------------  -------------  -------------  -------------
     Total Revenues             1,733.2          1,712.4         135.5           12.1         (134.3)          (1.7)           9.2
                           -------------  --------------- -------------  -------------  -------------  -------------  -------------
BENEFITS AND EXPENSES
Policy Benefits and
  Increase in Policy
  Liabilities                     999.4            994.1                          5.3
Policyholder Dividends            203.1            253.6                                       (50.5)
Policy Acquisition Cost
  Amortization                    163.6            177.1                                       (13.5)
Intangible Asset
  Amortization                     22.4                           22.4
Intangible Asset
  Impairments                     432.2                          432.2
Interest Expense
  on Indebtedness                  27.8                            -             27.8
Interest Expense on
  Non-recourse
  Collateralized
  Obligations                      10.7                            -             10.7
Other Operating Expenses          330.9            175.5         125.9           30.1           (8.1)          (1.7)           9.2
                           -------------  --------------- -------------  -------------  -------------  -------------  -------------
     Total Expenses             2,190.1          1,600.3         580.5           73.9          (72.1)          (1.7)           9.2
                           -------------  --------------- -------------  -------------  -------------  -------------  -------------
Income (Loss) from
  Continuing Operations
  before Income Taxes            (456.9)           112.1        (445.0)         (61.8)         (62.2)           0.0            0.0
Applicable Income Taxes
  (Benefit)                      (109.2)            27.1         (98.0)         (17.1)         (21.2)
                           -------------  --------------- -------------  -------------  -------------  -------------  -------------
Income (Loss) from
  Continuing Operations     $    (347.7)   $        85.0   $    (347.0)   $     (44.7)   $     (41.0)   $       0.0    $       0.0
                           =============  =============== =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY (1)
Third Quarter 2008 (unaudited)
($ in millions, except par value)

                                                            September                            December 31,
                                                          -------------  ----------------------------------------------------------
                                                               2008           2007           2006          2005            2004
                                                          -------------  -------------  -------------  -------------  -------------
ASSETS:
Available-for-Sale Debt Securities, at fair value          $  10,658.0    $  11,970.0    $  12,696.8    $  13,404.6    $  13,476.3
Available-for-Sale Equity Securities, at fair value              166.3          205.3          187.1          181.8          304.3
Trading Equity Securities, at fair value                                                                                      87.3
Policy Loans, at unpaid principal balances                     2,489.9        2,380.5        2,322.0        2,245.0        2,196.7
Venture Capital Partnerships, at equity in net assets            202.2          173.7          116.8          145.1          255.3
Other Investments                                                529.2          507.3          380.2          439.2          579.7
Fair value option investments                                    105.8
                                                          -------------  -------------  -------------  -------------  -------------
                                                              14,151.4       15,236.8       15,702.9       16,415.7       16,899.6
Available-for-Sale Debt and Equity Securities Pledged
  as Collateral, at fair value                                   163.4          219.1          267.8          304.4        1,278.8
                                                          -------------  -------------  -------------  -------------  -------------
TOTAL INVESTMENTS                                             14,314.8       15,455.9       15,970.7       16,720.1       18,178.4
Cash and Cash Equivalents                                        312.1          577.7          404.9          301.5          435.0
Accrued Investment Income                                        223.4          209.6          215.8          225.8          222.3
Receivables                                                      237.8          159.7          218.6          146.9          135.8
Deferred Policy Acquisition Costs                              2,460.5        2,089.9        1,755.7        1,556.0        1,429.9
Deferred Income Taxes                                            319.8           42.8           39.6           56.0           30.7
Intangible Assets                                                 86.1          208.2          237.5          295.9          308.4
Goodwill                                                         152.8          484.5          471.1          467.7          427.2
Other Assets                                                     229.7          172.8          240.1          220.2          241.3
Separate Account Assets                                        9,830.8       10,820.3        9,458.6        7,722.2        6,950.3
                                                          -------------  -------------  -------------  -------------  -------------
TOTAL ASSETS                                               $  28,167.8    $  30,221.4    $  29,012.6    $  27,712.3    $  28,359.3
                                                          =============  =============  =============  =============  =============
LIABILITIES:
Policy Liabilities and Accruals                            $  13,827.5    $  13,816.7    $  13,525.7    $  13,246.2    $  13,132.4
Policyholder Deposit Funds                                     1,576.2        1,808.9        2,228.4        3,060.7        3,492.4
Indebtedness                                                     467.0          627.7          685.4          751.9          690.8
Stock Purchase Contracts                                                                                                     131.9
Other Liabilities                                                691.2          550.9          539.0          534.3          583.9
Non-recourse Collateralized Debt Obligation
  Liabilities                                                    247.8          317.9          344.0          389.9        1,355.2
Separate Account Liabilities                                   9,830.8       10,820.3        9,458.6        7,722.2        6,950.3
                                                          -------------  -------------  -------------  -------------  -------------
TOTAL LIABILITIES                                             26,640.5       27,942.4       26,781.1       25,705.2       26,336.9
                                                          -------------  -------------  -------------  -------------  -------------
STOCKHOLDERS' EQUITY:
Common stock, $.01 par value, 1.0 billion shares
  authorized; 114,413,602 shares outstanding
  (September 30, 2008)                                             1.3            1.3            1.3            1.1            1.0
Additional paid in capital                                     2,624.3        2,616.1        2,600.2        2,437.6        2,431.6
Accumulated Earnings (Deficit)                                  (390.2)         (20.7)        (115.9)        (193.1)        (285.7)
   Treasury stock, at cost: 11,313,564 shares
      (September 30, 2008)                                      (179.5)        (179.5)        (179.5)        (179.5)        (182.6)
Accumulated Other Comprehensive Income (Loss)                   (528.6)        (138.2)         (74.6)         (59.0)          58.1
                                                          -------------  -------------  -------------  -------------  -------------
TOTAL STOCKHOLDERS' EQUITY                                     1,527.3        2,279.0        2,231.5        2,007.1        2,022.4
                                                          -------------  -------------  -------------  -------------  -------------
TOTAL LIABILITIES, MINORITY INTEREST AND
  STOCKHOLDERS' EQUITY                                     $  28,167.8    $  30,221.4    $  29,012.6    $  27,712.3    $  28,359.3
                                                          =============  =============  =============  =============  =============

(1) Effective April 1, 2008 Phoenix adopted a preferable method of accounting for long-duration reinsurance contracts. The new method better reflects the economics of the underlying reinsurance activity by better matching the reinsurance recovery with the insured loss that gave rise to that recovery. Comparable amounts have been adjusted to apply this new method, retrospectively. See page 32 of this document for more details on this change.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY (1)
Third Quarter 2008 (unaudited)
($ millions)

                                               Total Debt Securities        Public Debt Securities        Private Debt Securities
                                           ----------------------------  ----------------------------  ----------------------------
                                              9/30/08       12/31/07        9/30/08       12/31/07        9/30/08       12/31/07
                                           -------------  -------------  -------------  -------------  -------------  -------------
DEBT SECURITIES BY CREDIT QUALITY
 (CARRYING VALUE)
AAA/AA/A                                    $   6,751.0    $   7,473.6    $   5,324.3    $   5,950.6    $   1,426.7    $   1,523.0
BBB                                             2,979.8        3,567.7        1,654.4        1,997.9        1,325.4        1,569.8
                                           -------------  -------------  -------------  -------------  -------------  -------------
     Total Investment Grade                     9,730.8       11,041.3        6,978.7        7,948.5        2,752.1        3,092.8
                                           -------------  -------------  -------------  -------------  -------------  -------------
BB                                                583.1          604.3          429.6          507.7          153.5           96.6
B                                                 189.5          227.3          123.4          179.3           66.1           48.0
CCC and Lower                                     128.8           84.0           78.5           33.8           50.3           50.2
In or Near Default                                 25.8           13.1           16.5            6.1            9.3            7.0
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Debt Securities                       $  10,658.0    $  11,970.0    $   7,626.7    $   8,675.4    $   3,031.3    $   3,294.6
                                           =============  =============  =============  =============  =============  =============
% Below Investment Grade                            8.6%           7.8%           8.4%           8.4%           9.1%           6.1%

===================================================================================================================================

UNREALIZED GAINS AND LOSSES ON DEBT AND
   EQUITY SECURITIES
   As of 9/30/08

                                                      Total                  Outside Closed Block              Closed Block
                                           ----------------------------  ----------------------------  ----------------------------
                                               Gains         Losses         Gains          Losses         Gains          Losses
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Debt Securities                       $     102.0    $  (1,096.1)   $      29.0    $    (516.0)   $      73.0    $    (580.1)
Equity Securities                                  14.5          (12.7)           2.0           (2.2)          12.5          (10.5)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Unrealized Gains (Losses)                   116.5       (1,108.8)          31.0         (518.2)          85.5         (590.6)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Applicable PDO                                     85.5         (228.1)                                        85.5         (228.1)
Applicable DAC (Credit)                             0.2         (263.6)           0.2         (263.6)
Applicable Deferred Income Tax
  (Benefit)                                        10.8         (216.0)          10.8          (89.1)                       (126.9)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Offsets to Net Unrealized Gains
  (Losses)                                         96.5         (707.7)          11.0         (352.7)          85.5         (355.0)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Net Unrealized Gains (Losses)               $      20.0    $    (401.1)   $      20.0    $    (165.5)   $       0.0    $    (235.6)
                                           =============  =============  =============  =============  =============  =============
Net Unrealized Losses                       $    (381.1)                  $    (145.5)                  $    (235.6)
                                           =============                 =============                 =============

(1) Excludes debt and equity securities pledged as collateral.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
Third Quarter 2008 (unaudited)
($ in millions)

Quarters Ended                                     YTD September                                 December 31,
                                           ----------------------------  ----------------------------------------------------------
                                                2008           2007           2007           2006          2005            2004
                                           -------------  -------------  -------------  -------------  -------------  -------------
GAAP NET INVESTMENT INCOME
Debt Securities                             $     537.2    $     584.6    $     774.4    $     800.7    $     804.6    $     772.1
Equity Securities                                   3.4            5.4            8.2            7.0            7.5            4.5
Mortgages                                           0.8            1.4            1.7            6.2           20.2           22.5
Policy Loans                                      138.2          133.4          179.5          169.3          165.8          167.1
Venture Capital                                     6.2           22.0           27.0            3.3           23.8           25.5
Cash & Cash Equivalents                             7.1           13.9           18.8           16.3            7.6            4.9
Other Income                                        2.3            5.3            8.3
Other Investments (2)                              19.2           35.0           43.9           40.0           47.8           48.8
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                    714.4          801.0        1,061.8        1,042.8        1,077.3        1,045.4
                                           =============  =============  =============  =============  =============  =============
Discontinued Operations                             1.7            5.2            7.5            6.6            4.8            3.6
Investment Expenses                                 6.9            7.5            9.6            5.3            6.1            7.9
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Net Investment Income                 $     705.8    $     788.3    $   1,044.7    $   1,030.9    $   1,066.4    $   1,033.9
                                           =============  =============  =============  =============  =============  =============
ANNUALIZED YIELDS
Debt Securities                                     6.7%           6.6%           6.6%           6.5%           6.2%           5.9%
Equity Securities                                   2.6%           3.6%           4.1%           3.7%           3.0%           1.3%
Mortgages                                           8.8%          11.3%          11.0%           8.1%          15.3%          11.0%
Policy Loans                                        7.7%           7.8%           7.9%           7.6%           7.7%           7.9%
Venture Capital                                     4.1%          20.4%          17.3%           2.7%          12.8%          10.9%
Cash & Cash Equivalents                             2.5%           5.3%           4.1%           4.7%           5.2%           1.1%
Other Investments (2)                               5.5%          13.7%          11.6%          13.6%          16.4%           7.5%
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                      6.7%           7.0%           7.0%           6.7%           6.6%           6.1%
                                           =============  =============  =============  =============  =============  =============
Investment Expenses and Discontinued
  Operations                                        0.1%           0.1%           0.1%           0.1%           0.1%           0.1%
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Net Investment Income yields                  6.6%           6.9%           6.9%           6.6%           6.6%           6.1%
                                           =============  =============  =============  =============  =============  =============

(1) Excludes debt and equity securities pledged as collateral.

(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
Third Quarter 2008 (unaudited)
($ in millions)

Quarters Ended                                       2007                                                 2008
                           ----------------------------------------------------------  -------------------------------------------
                               March           June        September       December        March          June         September
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------
GAAP NET INVESTMENT INCOME
Debt Securities             $     194.0    $     194.9    $     195.7    $     189.8    $     183.3    $     178.0    $     175.8
Equity Securities                   2.4            2.1            0.9            2.8            1.0            1.2            1.2
Mortgages                           0.7            0.4            0.3            0.3            0.2            0.4            0.2
Policy Loans                       44.1           43.8           45.5           46.1           45.0           45.8           47.4
Venture Capital                     7.8            6.3            7.9            5.0            5.8            8.8           (8.4)
Cash & Cash Equivalents             4.9            4.7            4.3            4.9            3.6            1.8            1.7
Other Income                        4.6            1.2           (0.5)           3.0            1.9            0.3            0.1
Other Investments (2)              19.0            9.7            6.3            8.9            7.0           11.0            1.2
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Cash and Invested
  Assets                          277.5          263.1          260.4          260.8          247.8          247.3          219.2
                           =============  =============  =============  =============  =============  =============  =============
Discontinued Operations             2.7            1.8            0.7            2.3            0.7            0.6            0.4
Investment Expenses                 2.3            2.7            2.5            2.1            1.8            2.5            2.6
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Net Investment
  Income                    $     272.5    $     258.6    $     257.2    $     256.4    $     245.3    $     244.2    $     216.2
                           =============  =============  =============  =============  =============  =============  =============
ANNUALIZED YIELDS
Debt Securities                     6.3%           6.4%           6.6%           6.5%           6.4%           6.4%           6.6%
Equity Securities                   5.2%           4.3%           1.8%           5.6%           1.9%           2.4%           2.7%
Mortgages                           6.4%           9.2%           7.1%           7.6%           5.4%          12.3%           6.6%
Policy Loans                        7.9%           7.8%           8.0%           8.1%           7.8%           7.8%           7.9%
Venture Capital                    27.5%          18.8%          22.2%          12.6%          13.4%          19.1%         -15.1%
Cash & Cash Equivalents             5.4%           5.5%           4.9%           4.3%           3.1%           1.8%           1.8%
Other Investments (2)              26.6%          12.1%           7.2%           9.3%           7.0%          10.9%           1.0%
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Cash and
  Invested Assets                   7.2%           6.9%           6.9%           6.9%           6.6%           6.7%           6.1%
                           =============  =============  =============  =============  =============  =============  =============
Investment Expenses and
  Discontinued Operations           0.1%           0.1%           0.1%           0.1%           0.1%           0.1%           0.1%
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Net Investment
  Income yields                     7.1%           6.8%           6.8%           6.8%           6.5%           6.5%           6.0%
                           =============  =============  =============  =============  =============  =============  =============

(1) Excludes debt and equity securities pledged as collateral.

(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Third Quarter 2008 (unaudited)
($ Millions)

                                                   YTD September                                 December 31,
                                           ----------------------------  ----------------------------------------------------------
                                                2008           2007           2007           2006          2005            2004
                                           -------------  -------------  -------------  -------------  -------------  -------------
REALIZED INVESTMENT GAINS AND LOSSES
Debt Security Impairments                   $     (94.6)   $     (18.4)   $     (46.7)   $      (7.9)   $     (31.2)   $     (15.5)
Equity Security Impairments                        (1.6)          (0.4)          (0.5)                         (2.1)          (1.5)
Mortgage Loan Impairments                                                                                      (0.8)         (12.6)
Debt and Equity Securities Pledged as
  Collateral Impairments                           (0.7)          (0.8)          (0.8)          (1.0)          (1.2)         (16.6)
Other Invested Asset Impairments                   (8.8)          (1.3)          (3.9)                                        (3.3)
                                           -------------  -------------  -------------  -------------  -------------  -------------
     Total Impairment Losses                     (105.7)         (20.9)         (51.9)          (8.9)         (35.3)         (49.5)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Debt Security Net Transaction Gains
  (Losses)                                        (10.8)          14.3           11.6           42.0          (18.0)          28.4
Equity Security Net Transaction Gains
  (Losses)                                         (0.4)           6.7            9.5           21.9            2.9           14.6
Venture Capital Net Investment Gains
  (Losses)                                                                                       2.4          (13.9)
Mortgage Loan Net Transaction Gains
  (Losses)                                         (0.1)           1.4            1.4            3.2                           0.2
Affiliate Equity Security Transactions
  Gains                                                           13.7           13.7           10.4            3.7
Real Estate Net Transaction Gains
  (Losses)                                                         1.4            1.4                          (0.6)          (0.8)
Settlement of HRH Stock Purchase
  Contracts                                                                                                    86.3
Other Invested Asset Net Transactions
  Gains (Losses)                                  (10.8)           5.2            1.9            4.1            6.6            6.3
Debt and Equity Securities Pledged as
  Collateral                                        1.5            1.4            1.8                           2.5
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Net Transactions Gains (Losses)             (20.6)          44.1           41.3           84.0           69.5           48.7
                                           -------------  -------------  -------------  -------------  -------------  -------------
Realized Gains (Losses) on Fair Value
  Option Securities                                (8.0)           3.3            3.8            1.4
                                           -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses)           (134.3)          26.5           (6.8)          76.5           34.2           (0.8)
                                           =============  =============  =============  =============  =============  =============

Closed Block Applicable PDO (Reduction)           (50.6)           6.4            4.4           46.0          (12.4)           3.7
Applicable Deferred Acquisition Costs
  (Credit)                                        (13.5)           0.3            0.2           (3.5)          17.6           (0.4)
Applicable Deferred Income Tax (Credit)           (24.1)           5.0           (4.3)          11.7            9.2            3.1
                                           -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses)
  Included in Net Income                    $     (46.1)   $      14.8    $      (7.1)   $      22.3    $      19.8    $      (7.2)
                                           =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Third Quarter 2008 (unaudited)
($ Millions)

Quarters Ended                                       2007                                                 2008
                           ----------------------------------------------------------  -------------------------------------------
                               March           June        September       December        March          June         September
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------
REALIZED INVESTMENT GAINS
  AND LOSSES
Debt Security Impairments   $      (1.0)   $     (13.6)   $      (3.8)   $     (28.3)   $     (32.6)   $     (24.9)   $     (37.1)
Equity Security
  Impairments                                     (0.1)          (0.3)          (0.1)          (0.5)          (0.1)          (1.0)
Debt and Equity
  Securities Pledged as
  Collateral Impairments                          (0.8)                                                                      (0.7)
Other Invested Asset
  Impairments                                                    (1.3)          (2.6)          (7.3)          (1.5)
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------
     Total Impairment
        Losses                     (1.0)         (14.5)          (5.4)         (31.0)         (40.4)         (26.5)         (38.8)
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------
Debt Security Net
  Transaction Gains
  (Losses)                          3.4            5.4            5.5           (2.7)          (2.8)                         (8.0)
Equity Security Net
  Transaction Gains
  (Losses)                          1.3            2.6            2.8            2.8           (0.2)           2.3           (2.5)
Mortgage Loan Net
  Transaction Gains
  (Losses)                          1.4                                                        (0.1)
Affiliate Equity
  Security Transactions
  Gains                            13.7
Real Estate Net
  Transaction Gains
  (Losses)                          1.5           (0.1)
Other Invested Asset
  Net Transactions
  Gains (Losses)                    2.1            3.3           (0.2)          (3.3)          (1.2)          (2.8)          (6.8)
Debt and Equity
  Securities Pledged
  as Collateral                     0.2            0.7            0.5            0.4            0.8            0.6            0.1
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Net Transactions
  Gains (Losses)                   23.6           11.9            8.6           (2.8)          (3.5)           0.1          (17.2)
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------
Realized Gains (Losses)
  on Fair Value Option
  Securities                        1.9            0.7            0.7            0.5           (3.6)           0.2           (4.6)
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment
  Gains (Losses)                   24.5           (1.9)           3.9          (33.3)         (47.5)         (26.2)         (60.6)
                           =============  =============  =============  =============  =============  =============  =============
Closed Block Applicable
  PDO (Reduction)                   6.6           (1.3)           1.1           (2.0)         (15.5)          (9.5)         (25.6)
Applicable Deferred
  Acquisition Costs
  (Credit)                         (0.4)           0.3            0.4           (0.1)          (6.0)          (3.5)          (4.0)
Applicable Deferred
  Income Tax (Credit)               3.9            0.4            0.7           (9.3)          (9.4)          (4.7)         (10.0)
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment
  Gains (Losses)
  Included in Net Income    $      14.4    $      (1.3)   $       1.7    $     (21.9)   $     (16.6)   $      (8.5)   $     (21.0)
                           =============  =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
EFFECT OF CHANGE IN ACCOUNTING
Periods 2006 - March 2008 (unaudited)
($ in millions)


Quarters ended                                                               2007
                                        2006       -------------------------------------------------      2008       Cumulative
                                      December       March         June      September     December      March         Effect
                                    ------------   -----------  ----------   ----------   ----------   -----------   -----------
INCOME STATEMENT SUMMARY

OPERATING INCOME
As previously reported               $      36.0   $     37.4   $     33.9   $     34.3   $     29.7   $     (4.7)   $     166.6
As adjusted                                 31.4         35.5         31.6         33.5         28.4         (0.1)         160.3

NET INCOME
As previously reported                      44.3         50.6         33.2         35.6          4.5        (19.0)         149.2
As adjusted                                 39.7         48.7         30.9         34.8          3.2        (14.4)         142.9

================================================================================================================================

BALANCE SHEET

Periods ended                                                               2007
                                        2006       -------------------------------------------------      2008
                                      December       March         June      September     December       March
                                    ------------   -----------  ----------   ----------   ----------   -----------
STOCKHOLDER'S EQUITY
As previously reported              $    2,236.1   $   2,288.8  $  2,273.2   $  2,306.4   $  2,289.9   $   2,261.1
As adjusted                              2,231.5       2,282.2     2,264.3      2,296.9      2,279.0       2,254.8